Filed Pursuant to Rule 497
                                                     Registration No. 333-170228


PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JUNE 15, 2012)


                        FIRST TRUST MORTGAGE INCOME FUND
                         UP TO 1,000,000 COMMON SHARES


      First Trust Mortgage Income Fund (the "Fund") has entered into a sales agreement (the "sales agreement") with JonesTrading Institutional Services LLC ("JonesTrading") relating to the Fund's common shares of beneficial interest, par value $0.01 per share ("Common Shares"), offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as our agent for the offer and sale of the Common Shares.

      The Fund is a diversified, closed-end management investment company which commenced investment operations in May 2005. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital.

      The Common Shares offered in this prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FMY." The net asset value of the Fund's common shares on June 15, 2012 was $17.28 and the last sale price of the common shares on the New York Stock Exchange on such date was $19.65.

      Sales of the Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

      JonesTrading will be entitled to compensation of between 100 to 300 basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Common Shares on our behalf, JonesTrading may be deemed to be an "underwriter" within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

      INVESTING IN OUR SECURITIES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE S-6 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 28 OF THE ACCOMPANYING PROSPECTUS. YOU SHOULD CONSIDER CAREFULLY THESE RISKS TOGETHER WITH ALL OF THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE OUR SECURITIES.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             JONESTRADING
                                Capital Markets


                   Prospectus Supplement dated June 21, 2012

      This prospectus supplement, together with the accompanying prospectus and the SAI (as defined below), sets forth concisely the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. The Statement of Additional Information (the "SAI"), dated June 15, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the SAI are part of a "shelf" registration statement on Form N-2 (the "Registration Statement") that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the SAI, you should rely on this prospectus supplement. You may request a free copy of the SAI, the table of contents of which is on page 53 of the prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's or the Advisor's (as defined herein) website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or the Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus supplement and the accompanying prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

      The Fund's securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

      This prospectus supplement, the accompanying prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

      Although the Fund believes that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in our forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" sections of this prospectus supplement and the accompanying prospectus. You are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

      Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" sections of this prospectus supplement and the accompanying prospectus. The Fund urges you to review carefully those sections for a more detailed discussion of the risks of an investment in our securities.

                               TABLE OF CONTENTS


                             PROSPECTUS SUPPLEMENT

PROSPECTUS SUPPLEMENT SUMMARY.............................................. S-1
CAPITALIZATION............................................................. S-3
SUMMARY OF FUND EXPENSES................................................... S-4
MARKET AND NET ASSET VALUE INFORMATION..................................... S-5
USE OF PROCEEDS............................................................ S-6
RISKS...................................................................... S-6
PLAN OF DISTRIBUTION....................................................... S-6
LEGAL MATTERS.............................................................. S-7
EXPERTS.................................................................... S-7
AVAILABLE INFORMATION...................................................... S-7


                                   PROSPECTUS

PROSPECTUS SUMMARY.........................................................   1
SUMMARY OF FUND EXPENSES...................................................  17
FINANCIAL HIGHLIGHTS.......................................................  18
MARKET AND NET ASSET VALUE INFORMATION.....................................  19
THE FUND...................................................................  20
USE OF PROCEEDS............................................................  20
THE FUND'S INVESTMENTS.....................................................  20
USE OF LEVERAGE............................................................  25
RISKS......................................................................  28
MANAGEMENT OF THE FUND.....................................................  40
NET ASSET VALUE............................................................  41
DISTRIBUTIONS..............................................................  42
DIVIDEND REINVESTMENT PLAN.................................................  43
PLAN OF DISTRIBUTION.......................................................  44
DESCRIPTION OF SHARES......................................................  45
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY LAWS.................  47
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN
   FUND STRUCTURE..........................................................  48
TAX MATTERS................................................................  50
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT................................  52
LEGAL OPINIONS.............................................................  52


      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IN MAKING YOUR INVESTMENT DECISION. THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH DIFFERENT OR INCONSISTENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THE DATES ON THEIR COVERS OR THE DATES OF SUCH INFORMATION, AS APPLICABLE. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE SUCH DATES.

                         PROSPECTUS SUPPLEMENT SUMMARY

   The following summary contains basic information about the Fund and its securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the SAI, especially the information set forth under the heading "Risks" beginning on page S-6 of this prospectus supplement and page 28 of the accompanying prospectus.

THE FUND .............  First Trust Mortgage Income Fund is a diversified, closed-end management investment company which commenced operations in May 2005. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its investment objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial loans that, in the opinion of the Sub-Advisor (as defined below), offer an attractive combination of credit quality, yield and maturity. The Fund commenced operations upon completion of its initial public offering of common shares in May 2005, raising approximately $76.2 million in equity after the payment of offering expenses. As of June 15, 2012, the Fund had 4,082,561 Common Shares outstanding and net assets attributable to Common Shares of approximately $70,565,674.

THE OFFERING .........  The Fund, First Trust Advisors L.P. ("First Trust
                        Advisors" or the "Advisor") and Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") relating to the Common Shares offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as our agent for the offer and sale of the Common Shares.

                        The Fund's common shares are listed on the New York Stock Exchange under the symbol "FMY." As of June 15, 2012, the last reported sale price for the common shares was $19.65 and the net asset value per share of the common shares was $17.28.

                        Sales of the Common Shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of our securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount, except with the consent of a majority of its common shareholders, or under certain other circumstances.

INVESTMENT ADVISOR
AND SUB-ADVISOR.......  First Trust Advisors is the Fund's investment advisor, responsible for supervising the Fund's sub-advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services to the Fund. The Advisor, in consultation with the Fund's sub-advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Brookfield is the Fund's sub-advisor and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                        First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $56 billion in assets which it managed or supervised as of May 31, 2012.

                        Brookfield, a registered investment advisor and a Delaware corporation, is a global investment manager specializing in core fixed income, high yield, structured products (mortgage-backed securities including commercial mortgage-backed securities, residential mortgage-backed securities and asset-backed securities) as well as global real estate investment trusts and listed infrastructure securities. Brookfield is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., and together, had approximately $150 billion in gross assets under management as of May 31, 2012.

                        Pursuant to an investment management agreement between First Trust Advisors and the Fund, the Fund pays for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than debt representing leverage).

                        The Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. See "Management of the Fund" on page 40 of the accompanying prospectus.

USE OF PROCEEDS ......  Unless otherwise specified in this prospectus supplement, the Fund currently intends to use net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies, or to use such proceeds for other general corporate purposes. See "Use of Proceeds."

                                 CAPITALIZATION

   The Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as the Fund's agent under this prospectus supplement and the accompanying prospectus. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. The table below assumes that the Fund will sell 1,000,000 Common Shares, at a price of $19.65 per share (the last reported sale price per share of our Common Shares on the New York Stock Exchange on June 15, 2012). Actual sales, if any, of the Common Shares under this prospectus supplement and the accompanying prospectus may be greater or less than $19.65 per share, depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Fund's common shares on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

   The following table sets forth our capitalization at May 31, 2012:

      o   on a historical basis; and

      o on a pro forma as adjusted basis to reflect (1) the assumed sale of 1,000,000 Common Shares at $19.65 per share (the last reported sale price for the common shares on the New York Stock Exchange on June 15, 2012), in an offering under this prospectus supplement and the accompanying prospectus, after deducting the assumed commission of $196,500 (representing an estimated commission paid to JonesTrading of 1.00% of the gross sales price per share in connection with sales of common shares effected by JonesTrading in this offering) and offering expenses payable by the Fund of $135,000; (2) an assumed additional borrowing of $6.859 million in the form of reverse repurchase agreements and (3) the issuance of an aggregate of 1,162 common shares pursuant to the Fund's Dividend Reinvestment Plan.

                                                                             ACTUAL               AS ADJUSTED
                                                                      ------------------   ----------------------
BORROWINGS                                                               $ 20,139,000            $ 26,998,000

SHAREHOLDERS' EQUITY
Common Shares, $0.01 par value per share, unlimited shares
   authorized, 4,082,561 shares outstanding (actual) and 5,083,723
   shares outstanding (as adjusted)                                        77,170,883              96,511,078
Accumulated net investment income (loss)                                     (754,445)               (754,445)
Accumulated net realized gain (loss) on investments                        (6,724,398)             (6,724,398)
Net unrealized appreciation (depreciation) of investments                   1,374,428               1,374,428
                                                                      -------------------------------------------
Net assets applicable to common shareholders                               71,066,468              90,406,663
                                                                      -------------------------------------------
TOTAL CAPITALIZATION                                                     $ 91,205,468            $117,404,663
                                                                      ===========================================

                            SUMMARY OF FUND EXPENSES


      The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund's expenses, including leverage costs, as a percentage of the Fund's net assets as of May 31, 2012, as adjusted. As of that date, the Fund had $20.1 million of leverage outstanding pursuant to reverse repurchase agreements. Such leverage represents 22.1% of Managed Assets as of May 31, 2012.


SHAREHOLDER TRANSACTION EXPENSES:

Sales Load (as a percentage of offering price)........................ 1.00%(1)
Offering Expenses Borne by the Fund
   (as a percentage of offering price) (2)............................ 0.10%
Dividend Reinvestment Plan Fees....................................... None(3)

                                                                                         PERCENTAGE OF NET ASSETS
                                                                                      ATTRIBUTABLE TO COMMON SHARES,
                                                                                  (ASSUMES 23.0% LEVERAGE IS OUTSTANDING)
                                                                                  ---------------------------------------
ANNUAL EXPENSES:
Management Fees(4)..............................................................................   1.30%
Interest and Fees on Leverage(5)................................................................   0.25%
Other Expenses(6)...............................................................................   0.73%
                                                                                                   ----
Annual Expenses.................................................................................   2.28%
Fee and Expense Reimbursement...................................................................     --%
                                                                                                   ----
Total Annual Expenses...........................................................................   2.28%
                                                                                                   ====

--------------------------------------------------------------------------------

(1) Represents the estimated commission with respect to the Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with sales of Common Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of 1% to 3% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales of Common Shares under this prospectus supplement and the accompanying prospectus, if any, may be less than as set forth in this table. In addition, the price per share of any such sale may be greater or less than the price set forth in this table, depending on the market price of the Common Shares at the time of any such sale.

(2)   The Fund will pay all offering costs other than the sales load.

(3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(4) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).

(5) Interest and fees on leverage in the table reflect the cost to the Fund of borrowings pursuant to reverse repurchase agreements, expressed as a percentage of the Fund's net assets as of May 31, 2012. The table assumes total borrowings of approximately $27.0 million, which reflects leverage in an amount representing 23.0% of Managed Assets. The borrowings bear interest at variable rates.

(6) Includes an estimate for excise tax based on the average of the prior three years expense. Excise tax is not determined until after the fiscal year end and may be higher or lower than the amount estimated.

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after May 31, 2012 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses before taxes of 2.28% of net assets attributable to Common Shares through year 10, (ii) a 5% annual return, (iii) all distributions are reinvested at net asset value and
(iv) a sales load of $10:(1)

       1 YEAR            3 YEARS            5 YEARS            10 YEARS
         $35               $82                $132               $270
--------------------------------------------------------------------------------

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 23.0% of Managed Assets, assuming interest and fees on leverage of 0.25% ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange. The Fund's common shares commenced trading on the New York Stock Exchange on May 25, 2005.

   The Fund's common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks - Market Discount from Net Asset Value," beginning on page 36 of the accompanying prospectus.

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the New York Stock Exchange, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                              PREMIUM/(DISCOUNT)
                                                MARKET PRICE(1)       NET ASSET VALUE (2)     TO NET ASSET VALUE (3)
QUARTER ENDED                                   HIGH       LOW         HIGH       LOW          HIGH     LOW
March 31, 2010................................  $18.63     $18.14      $20.04     $19.79      (7.04)%   (8.34)%
June 30, 2010.................................  $18.60     $17.86      $20.30     $20.17      (8.37)%  (11.45)%
September 30, 2010............................  $21.87     $18.21      $19.31     $19.54      13.26%    (6.81)%
December 31, 2010.............................  $21.57     $18.69      $19.33     $19.70      11.59%    (5.13)%
March 31, 2011................................  $20.38     $18.82      $19.82     $19.73       2.83%    (4.61)%
June 30, 2011.................................  $21.27     $19.90      $19.55     $19.79       8.80%     0.56%
September 30, 2011............................  $21.11     $18.20      $19.68     $18.88       7.27%    (3.60)%
December 31, 2011.............................  $19.16     $16.80      $18.26     $17.98       4.93%    (6.56)%
March 31, 2012................................  $20.09     $19.07      $17.58     $17.70      14.28%     7.74%

--------------------------------------------------------------------------------

(1)   Based on high and low closing market price for the respective quarter.

(2) Based on the net asset value calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)   Calculated based on the information presented.

   The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common shares as of June 15, 2012 were $19.65, $17.28 and 13.72%, respectively. As of June 15, 2012, the Fund had 4,082,561 common shares outstanding and net assets of the Fund were $70,565,674.

   The following table provides information about the Fund's outstanding securities as of June 15, 2012:

                                                 AMOUNT HELD BY
                                   AMOUNT        THE FUND OR FOR     AMOUNT
  TITLE OF CLASS                 AUTHORIZED        ITS ACCOUNT     OUTSTANDING
  Common shares...............    Unlimited             0           4,082,561

                                USE OF PROCEEDS

   Unless otherwise specified in this prospectus supplement, the Fund currently intends to use net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.

                                     RISKS

   Investing in the Common Shares involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares you should consider carefully the risk factors described in the accompanying prospectus beginning on page 28. Such factors could affect actual results and cause results to differ materially from those expressed or implied in any forward-looking statements made by the Fund or on the Fund's behalf. Additional risks and uncertainties not currently known to the Fund or that the Fund currently views as immaterial may also affect the Fund's business operations.

                              PLAN OF DISTRIBUTION

   Under the sales agreement among the Fund, First Trust Advisors, the Sub-Advisor and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its sales and trading practices, to sell, as the Fund's agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading's sales effort will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Common Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Common Shares upon proper notice and subject to other conditions.

   JonesTrading will provide written confirmation to the Fund not later than the opening of the trading day on the New York Stock Exchange following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

   The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Common Shares. JonesTrading will be entitled to compensation of 100 to 300 basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. There is no guarantee that there will be any sales of the Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of the Common Shares under this prospectus supplement and the accompanying prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of our Common Shares at the time of any such sale. Assuming 1,000,000 of the Common Shares offered hereby are sold at a market price of $19.65 per share (the last reported sale price for our Common Shares on the New York Stock Exchange on June 15, 2012), the Fund estimates that the total expenses for the offering, excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $135,000. This estimate is inclusive of up to (a) $30,000 in reasonable fees and expenses of counsel for JonesTrading in connection with the commencement of the "at the market" offering, including the preparation and execution of the sales agreement, and (b) $25,000 in reasonable fees and expenses of counsel for JonesTrading in each annual period following the date of the sales agreement.

   Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

   In connection with the sale of the Common Shares on our behalf, JonesTrading may, and will with respect to sales effected in an "at the market offering", be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund, the Advisor and the Sub-Advisor have agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

   The offering of the Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to us.

   The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10017.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                                    EXPERTS

   The financial statements and financial highlights in the accompanying SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

   The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. The Fund's most recent shareholder report filed with the SEC is for the period ended October 31, 2011 and the Fund's most recent quarterly schedule of portfolio holdings is for the period ended January 31, 2012. These documents are available on the SEC's IDEA system and can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

   This prospectus supplement and the accompanying prospectus do not contain all of the information in the Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

   Additional information about the Fund can be found in the Registration Statement (including amendments, exhibits, and schedules). The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

BASE PROSPECTUS

                        FIRST TRUST MORTGAGE INCOME FUND
                         UP TO 1,600,000 COMMON SHARES

--------------------------------------------------------------------------------

   The Fund. First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company which commenced operations in May 2005.

   Investment Objective. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. There can be no assurance that the Fund's investment objectives will be achieved. The Fund pursues its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Sub-Advisor (as defined below), offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. Collectively, agency mortgage pass-through certificates, agency collateralized mortgage obligations, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and non-agency commercial mortgage-backed securities are referred to as "MBS" in this prospectus.

   Investment Strategy. Under normal market conditions, the Fund invests at least 80% of its managed assets in MBS. In addition, the Fund may invest up to 20% of its managed assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its managed assets in other mortgage-related assets that are secured by pools of assets that represent interests in real estate. Prior to March 1, 2012, the Fund, as a non-fundamental policy, invested all of its managed assets in securities that at the time of investment were investment grade quality and rated within the three highest investment grades by at least one nationally recognized statistical rating organization ("NRSRO") or are unrated but judged to be of comparable quality by the Sub-Advisor. Effective March 1, 2012, the Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below "A" by a NRSRO or were unrated but judged to be of comparable quality by the Sub-Advisor. As of April 30, 2012, 22.0% of the Fund's managed assets were invested in securities rated below "A" by a NRSRO. See "The Fund's Investments--Portfolio Composition."

   The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FMY." The net asset value of the Fund's common shares on April 30, 2012 was $17.70 per common share, and the last sale price of the common shares on the New York Stock Exchange on such date was $19.85.

   The Fund may offer, on an immediate, continuous or delayed basis, up to 1,600,000 of the Fund's common shares in one or more offerings. The Fund may offer its common shares in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of the common shares.

   The Fund may offer the common shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which the Fund may offer the common shares, see "Plan of Distribution." The common shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

   INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 28.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                               (continued on the following page)

(continued from previous page)

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First
Trust Advisors" or the "Advisor") is the Fund's investment advisor and is responsible for supervising the Fund's sub-advisor, Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $56 billion in assets which it managed or supervised as of April 30, 2012. Brookfield is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), a global alternative asset manager with approximately $150 billion in assets under management as of April 30, 2012. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").

   Use of Leverage. The Fund is currently engaged in, and may in the future engage in, the use of leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares") in an amount up to 50% of its Managed Assets or through commercial paper, notes, reverse repurchase agreements and/or other borrowings (collectively "Borrowings") in an amount up to 33-1/3% of its Managed Assets. "Managed Assets" means the gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings). As of April 30, 2012, the Fund's aggregate leverage through Borrowings was approximately 22.1%, primarily through the use of reverse repurchase agreements. The determination to use leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees"). Through leveraging, the Fund seeks to obtain a higher return for the holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares--Effects of Leverage," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus and any prospectus supplement, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus, together with any prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information (the "SAI"), dated June 15, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 53 of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

   Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risks--Market Discount From Net Asset Value." The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                     Prospectus dated June 15, 2012

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus, any accompanying prospectus supplement and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund's common shares trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").

   Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act").

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference, particularly the section entitled "Risks" beginning on page 28.

THE FUND .............  First Trust Mortgage Income Fund (prior to April 29,
                        2011, First Trust/FIDAC Mortgage Income Fund) is a diversified, closed-end management investment company which commenced operations in May, 2005. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. There can be no assurance that the Fund's investment objectives will be achieved. The Fund completed its initial public offering of common shares in May, 2005, raising approximately $76.2 million in equity after the payment of offering expenses. As of April 30, 2012, the Fund had 4,079,981 common shares outstanding and net assets applicable to common shares of $72,211,551. The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

INVESTMENT ADVISOR
AND SUB-ADVISOR.......  First Trust Advisors L.P. ("First Trust Advisors" or the
                        "Advisor") is the Fund's investment advisor and is responsible for supervising the Fund's Sub-Advisor (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") is the Fund's Sub-Advisor and is primarily responsible for the day to day supervisory and investment strategy for the Fund. Prior to April 29, 2011, Fixed Income Discount Advisory Corp. ("FIDAC") served as the Fund's investment sub-advisor and managed the Fund's portfolio subject to First Trust Advisor's supervision. On April 18, 2011, the Board of Trustees approved Brookfield as investment sub-advisor to the Fund, replacing FIDAC, and Brookfield assumed the day-to-day responsibility for management of the Fund's portfolio as of April 29, 2011. See "Management of the Fund--Sub-Advisor."

                        First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $56 billion in assets which it managed or supervised as of April 30, 2012.

                        Brookfield, a registered investment advisor, is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), a global alternative asset manager. As of April 30, 2012, BAM had approximately $150 billion of gross assets under management.

THE OFFERING .........  The Fund may offer, on an immediate, continuous or delayed basis, up to 1,600,000 Common Shares on terms to be determined at the time of the offering. The Common Shares will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company's common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. See "Description of Shares."

                        The Fund may offer the Common Shares directly to one or more purchasers, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." The Common Shares may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of the Common Shares.

USE OF PROCEEDS ......  Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from the sale of the Common Shares primarily to invest in accordance with its investment objective and policies, or use such proceeds for other general corporate purposes.

DISTRIBUTIONS ........  The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                        If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions."

INVESTMENT OBJECTIVE
AND POLICIES..........  The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. There can be no assurance that the Fund's investment objectives will be achieved.

                        The Fund pursues its objectives by investing primarily in MBS that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. The Fund's investment securities include:

                          o mortgage pass-through certificates issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and/or the Federal Home Loan Mortgage Corporation ("FHLMC") (collectively, "Agency Mortgage Pass-through Certificates");

                          o collateralized mortgage obligations ("CMOs") issued by GNMA, FNMA or FHLMC ("Agency CMOs" and, collectively with Agency Mortgage Pass-through Certificates, "Agency MBS");

                          o interest-only or principal-only stripped mortgage-backed securities created through Agency Mortgage Pass-Through Certificates or as tranches of a CMO ("Stripped Mortgage-Backed Securities");

                          o debt obligations issued by private originators or issuers backed by residential mortgage loans ("Non-Agency RMBS");

                          o multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate ("CMBS");

                          o real estate-related assets collateralized by pools of assets such as home equity loans and lines of credit ("Other MBS"); and

                          o U.S. government securities, or cash or other short-term instruments.

                        Under normal market conditions, the Fund invests at least 80% of its Managed Assets in MBS. In addition, the Fund may invest up to 20% of its Managed Assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its Managed Assets in Other MBS. Under normal market conditions, the Fund is fully invested in MBS and Other MBS.

                        Prior to March 1, 2012, the Fund, as a non-fundamental policy, invested all of its Managed Assets in securities that at the time of investment were investment grade quality and which were:

                          o issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

                          o rated within the three highest investment grades by at least one NRSRO (A/A2 or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings, Inc. ("Fitch")); or

                          o unrated but judged to be of comparable quality by the Sub-Advisor.

                        On April 18, 2011, the Board of Trustees approved a change to the Fund's investment strategy. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. Pursuant to these procedures, effective March 1, 2012, the Fund may invest up to 25% of its Managed Assets in securities that at the time of investment are rated below "A" by a NRSRO (at or below the investment grade ratings of "Baa," "BBB" and "BBB" by Moody's, S&P and Fitch, respectively) or are unrated but judged to be of comparable quality by the Sub-Advisor. In the event that a given security receives a split rating at the time of investment, the Fund will treat the security as being rated in the highest category received from an NRSRO.

                        As of April 30, 2012, 22.0% of the Fund's Managed Assets were invested in securities rated below "A" by a NRSRO. Beginning in 2008, the Fund has generally increased its credit risk profile by pursuing attractive risk-adjusted opportunities in subordinated classes of MBS, Non-Agency RMBS and Stripped Mortgage-Backed Securities which, due to credit and liquidity concerns and volatility in market conditions for mortgages and mortgage related assets, have experienced depressed pricing.

                        The MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund does not invest in corporate bonds, other than those primarily secured by interests in real estate.

                        The Fund attempts to reduce portfolio prepayment and credit risk by investing in MBS, such as certain Non-Agency RMBS, whose returns may be enhanced by faster prepayments, and also by investing in MBS, such as certain Agency MBS, whose returns may be enhanced by slower prepayments.

                        While the majority of the Fund's investments consist of fixed-rate investment securities, the Fund may also invest in adjustable-rate MBS. In selecting MBS and Other MBS, the Sub-Advisor considers the liquidity of the market for the different MBS. Unlike most fixed-income products, MBS are sold and traded based on the anticipated average life of the security rather than the stated maturity. The average life of a mortgage is the average number of years that each dollar of unpaid principal due on the security remains outstanding. If prepayment rates are faster than expected (typical in declining interest rate environments), the average life of the security will be shorter than the original estimate. If prepayment rates are slower (typical in rising interest rate environments), the security's average life will be extended. The Sub-Advisor manages the Fund's portfolio's prepayment characteristics to take advantage of observed interest rate trends. In a rising interest rate environment, it is expected that the Fund would purchase securities that will benefit from a slowdown in mortgage prepayment rates. Conversely, in a falling interest rate environment, it is anticipated that the Fund would add securities to the portfolio that would benefit from increasing prepayment rates.

                        Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio.

                        The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies (other than its investment restrictions which are described in the SAI), including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

STRATEGIC
TRANSACTIONS .........  The Fund may, but is not required to, use various strategic transactions (1) to seek to reduce interest rate risks arising from any use of leverage, (2) to facilitate portfolio management and (3) to mitigate risks, including interest rate and credit risks. Although the Fund reserves the right to enter into additional types of strategic transactions, the Fund expects to primarily use interest rate strategic transactions such as swaps, caps, floors or collars and total rate of return swap transactions. The Fund anticipates that it may, to a lesser extent, purchase or sell credit derivative instruments for hedging purposes or as a substitute for direct portfolio investments. These instruments, together with other derivative instruments in which the Fund may invest are collectively referred to as "Strategic Transactions." The Fund generally seeks to use these instruments and transactions as portfolio management or hedging techniques to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. See "Risks--Strategic Transactions Risk."

USE OF LEVERAGE ......  The Fund is currently engaged in, and may in the future engage in, the use of leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may leverage its assets through the use of reverse repurchase agreements and, to a lesser extent, through commercial paper, notes and/or other Borrowings in an aggregate amount of up to 33-1/3% of the Fund's Managed Assets, or through the issuance of Preferred Shares in an amount up to 50% of the Fund's Managed Assets (each a "Leverage Instrument" and collectively, the "Leverage Instruments"). Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage Risk." Investors should understand that Leverage Instruments have seniority over the Common Shares. The Fund currently utilizes leverage primarily through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The Fund may also issue commercial paper or notes or obtain other loans from banks and other financial institutions. If the Fund uses Leverage Instruments, associated costs will be borne immediately by Common Shareholders and result in a reduction of the net asset value ("NAV") of the Common Shares.

                        Preferred Shares, if issued, will pay dividends based on short-term rates, which will be reset frequently. Dividends may be payable at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to Common Shareholders. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile.

TAX MATTERS ..........  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. In addition, distributions generally will not constitute "qualified dividends" for U.S. federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividends. See "Tax Matters."

LISTING ..............  The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FMY." The NAV of the Fund's common shares at the close of business on April 30, 2012 was $17.70 per common share, and the last sale price of the common shares on the New York Stock Exchange on such date was $19.85.

CUSTODIAN,
ADMINISTRATOR
AND TRANSFER AGENT....  BNY  Mellon Investment Servicing (US) Inc. serves as the
                        Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

CLOSED-END
STRUCTURE ............  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                        Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their NAV and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at NAV or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to NAV per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS .......  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                        Government Agency Risk. The current uncertainties regarding the status of certain government agencies, including FNMA and FHLMC, and the impact of changes in regulatory oversight and accounting policies of these agencies may adversely impact the credit quality, availability or investment character of the securities issued by these agencies. To the extent that legislation or federal regulators that regulate certain government agencies impose additional requirements or restrictions with respect to the ability of such institutions to issue securities, particularly in connection with highly leveraged transactions, the availability of government agency securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency securities. See "Risks--Risks Associated with Recent Adverse Developments in Mortgage Finance and Credit Markets" for a more detailed description of recent changes affecting government agency securities, including FNMA and FHLMC securities.

                        Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations.

                        Further, the Dodd-Frank Act created the Financial Stability Oversight Council ("FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities" whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System ("Federal Reserve"). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.

                        The implementation of the Dodd-Frank Act could also adversely affect the Advisor, the Sub-Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's, the Sub-Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor, the Sub-Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor, the Sub-Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

                        Mortgage Finance and Credit Markets Risk. Volatility in market conditions for mortgages and mortgage-related assets as well as the broader financial markets have resulted in a significant contraction in liquidity for mortgages and mortgage-related assets, which may adversely affect the value of the Fund's investments. The U.S. government has implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, which includes mortgage loan modification programs. These programs and future legislative action and changes in the requirements necessary to qualify for refinancing a mortgage with FNMA, FHLMC or GNMA may adversely affect the value of, and the returns on, the assets in which the Fund invests. The actions of the U.S. government, Federal Reserve and Treasury, including the establishment of various programs to purchase certain asset backed securities may adversely affect the Fund's business. Additionally, while these programs are intended to stabilize the financial markets, it is unclear whether they will achieve their intended effects or whether the Fund will benefit from these actions or that further government or market developments will not adversely impact the Fund. See "Risks--Risks Associated with Recent Adverse Developments in Mortgage Finance and Credit Markets" for a more detailed description of certain regulatory actions and other events affecting changes to the market conditions for mortgages and mortgage-related assets.

                        Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                        Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the Sub-Advisor apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                        Potential Conflicts of Interest Risk. First Trust Advisors, Brookfield and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Brookfield may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, Brookfield and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Brookfield and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                        The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Brookfield which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                        There is no guarantee that the policies and procedures adopted by First Trust Advisors, Brookfield and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Brookfield may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

                        Credit Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The Fund currently holds securities which were investment grade quality at the time of purchase but are currently rated below investment grade.

                        Beginning in 2008, the Fund increased the portion of its Managed Assets invested in subordinated classes of MBS, Non-Agency RMBS and Stripped Mortgage-Backed Securities in which the Sub-Advisor deemed to have attractive risk adjusted returns at the time of such investments. Such classes may be subject to a greater degree of non-payment risk. In addition, under certain market conditions, the market for subordinated classes of MBS may not be as liquid as the market for other fixed-income securities.

                        Excise Tax Risk. A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For the fiscal years ended October 31, 2009, 2010 and 2011, the Fund paid taxes in the amount of $105,778, $224,558 and $235,612, respectively. There can be no assurance of the Fund's excise tax liability in future reporting periods or whether any such taxes will be higher or lower than in prior periods. See "Tax Matters" and "Federal Income Tax Matters" in the accompanying SAI.

                        Illiquid/Restricted Securities Risk. The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities. However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitations set forth above. The Sub-Advisor, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid (that is, not readily marketable) and thus subject to the Fund's limit of investing no more than 10% of its Managed Assets in illiquid securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. In addition, regulatory actions and other events affecting changes to the market conditions for mortgages and mortgage-related assets could, in the future, adversely affect the liquidity of the Fund's portfolio securities after the time of initial investment. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Sub-Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                        Prepayment Risk. MBS are backed by pools of mortgage loans. The Fund receives payments from the payments that are made on these underlying mortgage loans. If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on the MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities.

                        Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates also may be affected by conditions in the housing and financial markets, general economic conditions and the relative interest rates on fixed-rate and adjustable-rate mortgage loans. Moreover, the U.S. government efforts to encourage refinancings of mortgage loans may substantially effect prepayment rates.

                        The Fund may also invest in MBS which are interest-only ("IO") securities and principal-only ("PO") securities. As of April 30, 2012, 13.32% of the Fund's Managed

                        Assets were invested in IO or PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

                        The Fund may also acquire MBS that are less affected by prepayments. For example, CMOs divide a pool of mortgage loans into multiple tranches that allow for shifting of prepayment risks from slower-paying tranches to faster-paying tranches. This is in contrast to pass-through or pay-through MBS, where all investors share equally in all payments, including all prepayments. While the Fund seeks to minimize prepayment risk to the extent practical, the Fund must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

                        Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

                        Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Under current market conditions, the Fund primarily invests in securities that pay a fixed rate of return, therefore, the NAV and market price of the Common Shares will tend to decline if the market interest rates applicable to such investments were to rise. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels. In addition, the Fund may purchase MBS that have a higher interest rate than the market interest rate at the time. In exchange for this higher interest rate, the Fund will be required to pay a premium over the market value to acquire the security.

                        An increase in the interest payments on the Fund's Borrowings or dividends on Preferred Shares relative to the interest it earns on its investment securities may adversely affect the Fund's profitability. The Fund earns money based upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its Borrowings or dividend payments it must make on its Preferred Shares.

                        The Fund relies primarily on short-term Borrowings to acquire investment securities with long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability. Some of the investment securities the Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as:

                          o LIBOR. The interest rate that banks in London offer for deposits in London of U.S. dollars.

                          o Treasury Rate. A monthly or weekly average yield of benchmark U.S. Treasury securities, as published by the Federal Reserve Board.

                          o CD Rate. The weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Federal Reserve Board.

                        These indices generally reflect short-term interest rates.

                        The interest rates on the Fund's Borrowings and dividend rates on its Preferred Shares similarly vary with changes in an objective index. Nevertheless, the interest rates on the Fund's Borrowings and dividend rates on its Preferred Shares generally adjust more frequently than the interest rates on its adjustable-rate investment securities. In a period of rising interest rates, the Fund could experience a decrease in net income or a net loss because the interest rates on its Borrowings and dividend rates on its Preferred Shares adjust faster than the interest rates on its adjustable-rate investment securities.

                        In a period of rising interest rates, the Fund's interest and dividend payments could increase while the interest it earns on its fixed-rate MBS would not change. This would adversely affect the Fund's profitability.

                        While the majority of the Fund's investments may consist of fixed-rate investment securities, the Fund may also invest in adjustable-rate MBS. The Fund may acquire adjustable-rate investment securities, which typically are subject to periodic and lifetime interest rate caps. Periodic interest rate caps limit the amount an interest rate can increase during any given period. Lifetime interest rate caps limit the amount an interest rate can increase through maturity of an investment security. The Fund's Borrowings and Preferred Shares, if any, are not subject to similar restrictions. Accordingly, in a period of rapidly increasing interest rates, the Fund could experience a decrease in net income or experience a net loss because the interest rates on its Borrowings could increase without limitation while the interest rates on its adjustable-rate investment securities would be limited by caps. The Fund may also invest in MBS whose interest rates move in a direction opposite to the changes in the designated index.

                        Floating Rate CMOs/Inverse Floating Rate CMOs Risk. The Fund may invest in tranches of CMOs which have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. In a falling interest rate environment, coupon rates on floating rate CMOs will generally fall, adversely affecting the amount of income received by the Fund as well as the value of the security. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage situation. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.

                        Bond Market Risk. The yield spreads of the Fund's portfolio securities, or yield differentials between the Fund's portfolio securities and Treasury securities with comparable maturities, may widen, causing the value of the Fund's portfolio securities to underperform Treasury securities. The amount of public information available about the MBS and Other MBS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Sub-Advisor than if the Fund were a stock fund or a corporate bond fund.

                        Economic Sector Risk. Under normal market conditions, the Fund is fully invested in Agency MBS, Non-Agency RMBS, CMBS or Other MBS. This may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate, and increase the potential for fluctuation in the NAV of the Fund's Common Shares. See "Risks--Risks Associated with Recent Adverse Developments in the Mortgage Finance and Credit Markets" for a more detailed description of economic, political and regulatory events affecting the MBS in which the Fund invests.

                        Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders.

                        U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

                        Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

                        Market Discount From Net Asset Value. The Fund's common shares have been publicly traded since May 25, 2005 and have traded both at a premium and at a discount relative to NAV. There is no assurance that any premium of the public offering price for the Common Shares over NAV with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the public offering price with respect to any offering hereunder.

                        Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets. Under normal circumstances, the Fund anticipates utilizing leverage in an amount up to 33-1/3% of the Fund's Managed Assets. The Fund currently leverages its assets through the use of reverse repurchase agreements. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                          o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                          o the risk that fluctuations in interest rates on repurchase agreements, Borrowings and other short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                          o the effect of leverage in a declining market, which is likely to cause a greater decline in the

                              NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                          o when the Fund uses leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage.

                        The Sub-Advisor, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

                        Strategic Transactions Risk. The Fund's Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate and portfolio management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

                        In order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements or to manage overall duration of the portfolio, the Sub-Advisor currently anticipates that the Fund will enter into interest rate Strategic Transactions, such as interest rate swap transactions, with the effect of fixing net borrowing costs for longer periods of time. The value of the Fund's interest rate swaps could increase or decrease, with a corresponding impact on the NAV of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decrease, and could result in a decrease in the Fund's NAV. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could adversely affect the NAV of the Common Shares. See "Risks--Strategic Transactions Risk."

                        Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended October 31, 2011, portfolio turnover was approximately 47%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal income tax purposes to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Tax Matters."

                        Market Disruption Risk. Ongoing U.S. military action and related events throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. The Fund cannot predict the effects of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                        Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund or First Trust Advisors. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                        Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks--Anti-Takeover Provisions."

                        Secondary Market for the Fund's Shares. The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Fund's Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

   The following table and example contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Securities and Exchange Commission requirements, the table below shows the Fund's expenses as a percentage of the Fund's net assets as of October 31, 2011, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all the assets the Fund invests. The table and example are based on the Fund's capital structure as of October 31, 2011.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price) .................................................  -- %*
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)......................  -- %*
Offering Expenses of Reverse Repurchase Agreements Expected to be
     Borne by the Fund (as a percentage of offering price)......................................  None(2)
Dividend Reinvestment Plan Fees.................................................................  None(3)

                                                                                       PERCENTAGE OF NET ASSETS
                                                                                    ATTRIBUTABLE TO COMMON SHARES,
                                                                                      (ASSUMES REVERSE REPURCHASE
                                                                                          AGREEMENTS ARE USED)
                                                                                          --------------------
ANNUAL EXPENSES:
Management Fees(4)..............................................................................  1.31%
Interest and Fees on Leverage...................................................................  0.28%
Other Expenses(5)...............................................................................  0.86%
     Total Annual Expenses......................................................................  2.45%

--------------------------------------------------------------------------------

* The applicable prospectus supplement to be used in connection with any sales of Common Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(1)   The Fund will pay all offering costs other than sales load.

(2) As of October 31, 2011, the Fund utilized Leverage Instruments in the form of reverse repurchase agreements and there are no offering expenses associated with their use. Although the Fund has no current intention to do so, if the Fund elects to use other forms of Leverage Instruments, there may be offering expenses associated with such issuance and/or Borrowings, which expenses would be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares.

(3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account.

(4) Represents the aggregate fee payable to the Advisor (and by the Advisor to the Sub-Advisor).

(5) Includes an estimate for excise tax based on the average of the prior three years expense. Excise tax is not determined until after the fiscal year end and may be higher or lower than the amount estimated.

   The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's 12 months of operations after October 31, 2011 unless otherwise indicated and assumes that the Fund has not issued any additional common shares.

   The following examples illustrate the expenses that you would pay on a $1,000 investment in Common Shares, assuming: (i) total annual expenses of 2.45% of net assets attributable to Common Shares through year 10 and (ii) a 5% annual return and (iii) all distributions are reinvested at NAV(6):

           1 YEAR         3 YEARS          5 YEARS        10 YEARS
             $25            $76              $131           $279

--------------------------------------------------------------------------------

(6) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. This example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, all dividends and distributions are reinvested at NAV and that the Fund is engaged in leverage of 23.5% of total assets, assuming interest and fees on leverage of 0.90%. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based on the assumptions in the example: one year, $19; three years, $58; five years, $101; and ten years, $218.

                              FINANCIAL HIGHLIGHTS

   The information in the following table shows selected data for a common share outstanding throughout each period listed below. The information in this table for the year ended October 31, 2011 and each of the prior years then ended is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on the 2011 financial statements and the financial highlights for the five years in the period then ended is contained in the Fund's 2011 Annual Report. The 2011 Annual Report is incorporated by reference into the Fund's SAI and is available from the Fund upon request.

                                   YEAR           YEAR          YEAR           YEAR         YEAR         YEAR          PERIOD
                                   ENDED         ENDED          ENDED          ENDED        ENDED        ENDED         ENDED
                                10/31/2011(a)  10/31/2010(b)  10/31/2009    10/31/2008   10/31/2007   10/31/2006    10/31/2005(c)
                                -------------  -------------  ----------    ----------   ----------   ----------    -------------
Net asset value, beginning
   of period..................   $  19.59       $  19.63      $   18.03      $   18.66    $   18.41    $   19.02      $   19.10(d)
                                 --------       --------      ---------      ---------    ---------    ---------      ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)         1.69           2.06           1.57           1.49         1.04         1.03           0.36
Net realized and unrealized         (0.82)         (0.45)          1.40          (1.00)        0.23        (0.58)         (0.09)
   gain (loss)................
                                 --------       --------      ---------      ---------    ---------    ---------      ---------
Total from investment                0.87           1.61           2.97           0.49         1.27         0.45           0.27
   operations.................

DISTRIBUTIONS PAID TO
   SHAREHOLDERS FROM:
Net investment income.........      (2.03)         (1.65)         (1.37)         (1.12)       (1.02)       (1.06)         (0.31)
                                 --------       --------      ---------      ---------    ---------    ---------      ---------
Total distributions...........      (2.03)         (1.65)         (1.37)         (1.12)       (1.02)       (1.06)         (0.31)
                                 --------       --------      ---------      ---------    ---------    ---------      ---------
Common Shares offering costs
   charged to
   paid-in capital............         --             --             --             --           --           --          (0.04)
                                 --------       --------      ---------      ---------    ---------    ---------      ---------
Net asset value, end of
   period.....................   $  18.43       $  19.59      $   19.63      $   18.03    $   18.66    $   18.41      $   19.02
                                 ========       ========      =========      =========    =========    =========      =========
Market value, end of period...   $  18.94       $  20.70      $   17.91      $   15.71    $   16.32    $   16.58      $   16.40
TOTAL RETURN BASED ON NET            4.60%          9.01%         18.21%          3.38%        7.80%        3.30%          1.37%
   ASSET VALUE (e)..........
TOTAL RETURN BASED ON MARKET         1.68%         26.18%         23.91%          2.94%        4.69%        7.89%        (16.53)%
   VALUE (e)..................

RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL
    DATA:
Net assets, end of period
   (in 000's).................   $ 75,014       $ 79,495      $  79,462      $  72,956    $  75,487    $  74,458      $  76,925
Ratio of total expenses to
   average net
   assets.....................       2.23%          2.00%          2.07%          2.69%        3.24%        3.10%          2.48%(f)
Ratio of net expenses to
   average net assets.........       2.23%          2.00%          2.07%          2.69%        3.24%        3.06%          2.28%(f)
Ratio of net expenses to
   average net assets
   excluding interest
   expense....................       2.14%          1.95%          1.99%          1.83%        1.71%        1.69%          1.62%(f)
Ratio of net investment
   income to average
   net assets.................       8.74%         10.50%          9.01%          7.93%        5.70%        5.55%          4.30%(f)
Portfolio turnover rate.......         47%            36%            39%            10%          22%          76%            14%

_______________________________________________________

(a) Effective April 29, 2011, the Fund's Board of trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the Investment Management Agreement with Brookfield on July 25, 2011.

(b) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements. (See Note 3 in the Notes to Financial Statements.)

(c) Initial seed date of May 17, 2005. The Fund commenced operations on May 25, 2005.

(d)   Net of sales load of $0.90 per share on initial shares issued.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.

                     MARKET AND NET ASSET VALUE INFORMATION

   The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus and the applicable prospectus supplement, subject to notice of issuance, will be, listed on the New York Stock Exchange. The Fund's common shares commenced trading on the New York Stock Exchange on May 25, 2005.

   The Fund's common shares have traded both at a premium and at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund's issuance of the Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. See "Risks--Market Discount from Net Asset Value."

   The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on the New York Stock Exchange, the NAV per share and the premium or discount to NAV per share at which the Fund's common shares were trading. NAV is determined daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). See "Net Asset Value" for information as to the determination of the Fund's NAV.

                                                                                              PREMIUM/(DISCOUNT)
                                                MARKET PRICE(1)       NET ASSET VALUE (2)   TO NET ASSET VALUE (3)
QUARTER ENDED                                   HIGH       LOW         HIGH       LOW        HIGH     LOW

June 30, 2005(*)..............................  $20.05     $20.00      $19.16     $19.06       4.65%     4.93%
September 30, 2005............................  $20.05     $16.45      $19.15     $18.89       4.70%   -12.92%
December 30, 2005.............................  $16.76     $15.40      $19.00     $18.51     -11.79%   -16.80%
March 31, 2006................................  $16.27     $15.83      $18.67     $18.55     -12.85%   -14.66%
June 30, 2006.................................  $16.28     $15.93      $18.50     $18.49     -12.00%   -13.85%
September 30, 2006............................  $16.46     $15.75      $18.44     $18.38     -10.74%   -14.31%
December 30, 2006.............................  $16.73     $16.33      $18.45     $18.25      -9.32%   -10.52%
March 31, 2007................................  $16.83     $16.34      $18.32     $18.16      -8.13%   -10.02%
June 29, 2007.................................  $16.91     $16.47      $18.52     $18.28      -8.69%    -9.90%
September 28, 2007............................  $16.68     $15.59      $18.46     $18.54      -9.64%   -15.91%
December 31, 2007.............................  $17.15     $16.03      $18.60     $18.80      -7.80%   -14.73%
March 31, 2008................................  $17.48     $16.21      $19.17     $18.23      -8.82%   -11.08%
June 30, 2008.................................  $17.76     $16.78      $19.07     $18.58      -6.87%    -9.69%
September 30, 2008............................  $17.18     $14.83      $19.23     $18.19     -10.66%   -18.47%
December 31, 2008.............................  $17.04     $12.40      $16.59     $18.37       2.71%   -32.50%
March 31, 2009................................  $16.57     $14.82      $16.15     $16.51       2.60%   -10.24%
June 30, 2009.................................  $16.77     $15.65      $17.82     $16.58      -5.89%    -5.61%
September 30, 2009............................  $17.86     $16.45      $19.16     $17.65      -6.78%    -6.80%
December 31, 2009.............................  $18.37     $17.35      $19.90     $19.42      -7.69%   -10.66%
March 31, 2010................................  $18.63     $18.14      $20.04     $19.79      -7.04%    -8.34%
June 30, 2010.................................  $18.60     $17.86      $20.30     $20.17      -8.37%   -11.45%
September 30, 2010............................  $21.87     $18.21      $19.31     $19.54      13.26%    -6.81%
December 31, 2010.............................  $21.57     $18.69      $19.33     $19.70      11.59%    -5.13%
March 31, 2011................................  $20.38     $18.82      $19.82     $19.73       2.83%    -4.61%
June 30, 2011.................................  $21.27     $19.90      $19.55     $19.79       8.80%     0.56%
September 30, 2011............................  $21.11     $18.20      $19.68     $18.88       7.27%    -3.60%
December 31, 2011.............................  $19.16     $16.80      $18.26     $17.98       4.93%    -6.56%
March 31, 2012................................  $20.09     $19.07      $17.58     $17.70      14.28%     7.74%

   The last reported sale price, NAV per share and percentage premium to NAV per share of the common shares as of April 30, 2012 were $19.85, $17.70 and 12.15%, respectively. As of April 30, 2012, the Fund had 4,079,981 common shares outstanding and net assets of the Fund were $72,211,551.

-------------------------------------------

(1)   Based on high and low closing market price for the respective quarter.

(2) Based on NAV calculated on the day of the high and low closing market prices, as applicable as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)   Calculated based on the information presented.

*     The Fund commenced operations on May 25, 2005.

                                    THE FUND

   The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on February 22, 2005 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). On May 25, 2005, the Fund issued an aggregate of 4,005,236 common shares in its initial public offering. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus and applicable prospectus supplement will be, listed on the New York Stock Exchange under the symbol "FMY." The Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

   The following table provides information about the Fund's outstanding securities as of April 30, 2012:

                                                 AMOUNT HELD BY
                                   AMOUNT        THE FUND OR FOR     AMOUNT
     TITLE OF CLASS              AUTHORIZED        ITS ACCOUNT     OUTSTANDING
     Common shares............    Unlimited             0           4,079,981


                                USE OF PROCEEDS

   Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds from any sales of Common Shares in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

   The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in MBS that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved.

   The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

   In constructing a diversified MBS portfolio, the Sub-Advisor focuses on an asset allocation based on risk-return analysis, stability of yield profile and a liquidity analysis. The Sub-Advisor, using proprietary analytics, determines the relative strengths of various securities based on applicable criteria for each asset class and assigns a risk profile, as measured by loss forecasts across multiple representative scenarios. For example, within the residential MBS asset class, if loan level information is available, the analysis utilizes statistical models relying on more than 30 loan level characteristics to project cash flows for the collateral. The risk profile analysis focuses on an analysis of collateral cash flows and the stability of security cash flows across a range of economic scenarios. Once a risk profile is assigned, a risk reward analysis incorporates the relative loss adjusted yield profile, a sensitivity analysis and an assessment of liquidity factors such as supply and demand, counterparty analysis.

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   The Sub-Advisor maintains consistent coverage on the vast majority of mortgage products. The Sub-Advisor may sell a security due to changes in a security's characteristics or outlook, as well as changes in investment strategy or cash flow needs. A security held by the Fund may also be sold and replaced with one that presents a better value or risk/reward profile.

   The Sub-Advisor's research process is internally driven and is predominantly bottom up in nature. Fundamental views are established using asset based credit analysis, and economic analysis including proprietary forecasts of important regional economic variables such as property prices, unemployment and other forecasting such as interest rate paths. The Sub-Advisor utilizes a value-based selection methodology, taking into account short-term considerations, such as mispricing, liquidity and long-term considerations, such as values of assets and cash flows. The Sub-Advisor determines tactical views through continuous monitoring of market developments. Relative value, cash flow analysis, market positioning intelligence and portfolio flow data are used to determine the timing, implementation and scale of positions suggested by the Sub-Advisor's strategic views.

PORTFOLIO COMPOSITION

   The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Under normal market conditions, the Fund invests at least 80% of its Managed Assets in MBS. In addition, the Fund may invest up to 20% of its Managed Assets in U.S. government securities, or cash or other short-term instruments and may invest up to 10% of its Managed Assets in Other MBS. Under normal market conditions, the Fund is fully invested in MBS and Other MBS.

   Prior to March 1, 2012, the Fund, as a non-fundamental policy, invested all of its Managed Assets in securities that at the time of investment were investment grade quality and which were:

      o issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

      o rated within the three highest investment grades by at least one NRSRO (A/A2 or better by Moody's, S&P or Fitch); or

      o   unrated but judged to be of comparable quality by the Sub-Advisor.

   On April 18, 2011, the Board of Trustees approved a change to the Fund's investment strategy. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. Pursuant to these procedures, effective March 1, 2012, the Fund may invest up to 25% of its Managed Assets in securities that at the time of investment are rated below "A" by a NRSRO (at or below the investment grade ratings of "Baa," "BBB" and "BBB" by Moody's, S&P and Fitch, respectively) or are unrated but judged to be of comparable quality by the Sub-Advisor. In the event that a given security receives a split rating at the time of investment, the Fund will treat the security as being rated in the highest category received from an NRSRO.

   The Fund currently holds securities which were investment grade quality at the time of the purchase but are currently rated below "A" by a NRSRO. As of April 30, 2012, 22.0% of the Fund's Managed Assets were invested in securities rated below "A" by a NRSRO. Beginning in 2008, the Fund has generally increased its credit risk profile by pursuing attractive risk-adjusted opportunities in subordinated classes of MBS, Non-Agency RMBS and Stripped Mortgage-Backed Securities which, due to credit and liquidity concerns and volatility in market conditions for mortgages and mortgage related assets, have experienced depressed pricing.

   The MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund does not invest in corporate bonds, other than those primarily secured by interests in real estate.

   The Fund attempts to reduce portfolio prepayment and credit risk by investing in MBS, such as certain Non-Agency RMBS, whose returns may be enhanced by faster prepayments, and also by investing in MBS, such as certain Agency MBS, whose returns may be enhanced by slower prepayments.

   MBS Expected Average Maturity and Stated Final Maturity. The stated final maturity of MBS or Other MBS often corresponds to the last scheduled payment of the longest maturity individual loan in the underlying pool of assets. The expected average maturity of MBS or Other MBS, often referred to as "weighted average life," depends upon the expected timing of all the return of principal from the security, which in turn depends upon assumptions regarding the expected cash flow from the underlying pool, including scheduled principal, prepayments and other factors that may affect cash flow.

   The discussion below describes the principal categories of securities in which the Fund intends to invest.

   Agency MBS. Agency MBS are securities that represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency MBS include the following:

   o AGENCY MORTGAGE PASS-THROUGH CERTIFICATES. The agency mortgage pass-through certificates in which the Fund invests include those issued or guaranteed by GNMA, FNMA and/or FHLMC.

      These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders.

      GNMA is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to payment of all amounts that may be required to be paid under GNMA's guaranty.

      FNMA and FHLMC were formed as federally chartered and privately owned corporations created pursuant to the Federal National Mortgage Association Charter Act of 1938 and the Emergency Home Finance Act of 1970, respectively. The obligations of FNMA and FHLMC has historically been deemed obligations solely of those respective corporations, and were not historically deemed to be backed by the full faith and credit of the U.S. government.

      Beginning in 2008, there were increased market concerns about FNMA and FHLMC's ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the U.S. Government. In September 2008, FNMA and FHLMC were placed into the conservatorship of the Federal Housing Finance Agency, or FHFA, their federal regulator, pursuant to its powers under The Federal Housing Finance Regulatory Reform Act of 2008, a part of the Housing and Economic Recovery Act of 2008. As the conservator of FNMA and FHLMC, the FHFA controls and directs the operations of FNMA and FHLMC and may (1) take over the assets of and operate FNMA and FHLMC with all the powers of the shareholders, the directors, and the officers of FNMA and FHLMC and conduct all business of FNMA and FHLMC; (2) collect all obligations and money due to FNMA and FHLMC; (3) perform all functions of FNMA and FHLMC which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of FNMA and FHLMC; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

   o AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS. Agency CMOs are debt obligations issued by GNMA, FNMA or FHLMC. CMOs are backed by mortgage pass-through certificates (discussed above) and are evidenced by a series of bonds or certificates issued in multiple "classes." The principal and interest on the underlying mortgage assets may be allocated among the several classes of a series of CMOs in many ways.

      In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several tranches of a series of a CMO in many ways. As a result of this allocation process, certain tranches of a CMO may have more predictable cash flows, while the cash flows of other tranches may be less predictable. CMO tranches with less predictable cash flows will generally exhibit more volatile market prices and yields. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable interest rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage situation. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.

      Agency CMOs issued after 1991 have generally elected to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). A Non-Agency issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

   o STRIPPED MORTGAGE-BACKED SECURITIES. The Fund invests in Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of securities, known as an interest-only or IO security, and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

   Non-Agency RMBS. Non-Agency RMBS are debt obligations issued by private originators or issuers in residential mortgage loans. Non-Agency RMBS generally are issued as CMOs, and are backed by pools of whole mortgage loans or by mortgage pass-through certificates.

   Non-Agency RMBS generally are securitized in senior/subordinated structures, or structured with one or more of the types of credit enhancement described below under "Credit Support." In senior/subordinated structures, the senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors, who assume the first losses if there are defaults on the underlying loans.

   CMBS. CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

   Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

   Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

   Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

   CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

   Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, overcollateralization and the equity in the underlying properties.

   Other MBS. Other MBS, which will be mortgage-related assets, are collateralized by pools of assets such as home equity loans and lines of credit. Other MBS include pools of loans generally secured by property and other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise businesses. Other MBS include securities secured by second liens on residential property, commonly referred to as "home equity loans" and "home equity lines-of credit."

   Credit Support. Many of the Non-Agency RMBS, CMBS and Other MBS in which the Fund invests are issued in a senior/ subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors. In senior/subordinated structures, Non-Agency RMBS, CMBS and Other MBS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund does not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

   U.S. Government Securities. U.S. government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Obligations of agencies and instrumentalities of the U.S. government often are not backed by the full faith and credit of the U.S. government.

   Illiquid/Restricted Securities. The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities. However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitation set forth above.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. The Advisor's or Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."

INVESTMENT PRACTICES

   Strategic Transactions. The Fund may, but is not required to, use various Strategic Transactions (1) to seek to reduce interest rate risks arising from any use of leverage or to manage overall duration of the portfolio, (2) to facilitate portfolio management and (3) to mitigate risks, including interest rate and credit risks. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Advisor seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Advisor will engage in any of these practices or that these practices will achieve this result.

   Although the Fund reserves the right to enter into additional types of strategic transactions, the Fund expects to primarily use interest rate Strategic Transactions such as swaps, caps, floors or collars and total rate of return swap transactions. The Fund anticipates that it may, to a lesser extent, purchase or sell credit derivative instruments for hedging purposes or as a substitute for direct portfolio investments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Strategic Transactions as portfolio management or hedging techniques to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Strategic Transactions Risk" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended October 31, 2011, the portfolio turnover rate was 47%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Tax Matters."


                                USE OF LEVERAGE

   The Fund is currently engaged in, and may in the future engage in, the use of leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may borrow (by use of commercial paper, notes, reverse repurchase agreements and/or other Borrowings) an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets. As of April 30, 2012, the Fund utilized leverage in an amount equal to approximately 22.1% of the Fund's Managed Assets. Reverse repurchase agreements, commercial paper, notes or other Borrowings and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act.

   The Fund utilizes leverage primarily through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

   Any Leverage Instruments would have complete priority upon distribution of the Fund's assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

   Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and other debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets including proceeds from reverse repurchase agreements and other Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the Borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be re-determined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

   Assuming that the Leverage Instruments will represent approximately 23.5% of the Fund's capital and pay dividends or interest at an annual combined average rate of 0.90%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.21% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further reflects the issuance of reverse repurchase agreements representing 23.5% of the Fund's capital, net of expenses, and the Fund's currently projected annual interest rate on its reverse repurchase agreements of 0.90%.

     Assumed Portfolio Total Return (Net of Expenses) ......   (10%)       (5%)      0%          5%        10%
     Common Share Total Return ............................. (13.34%)    (6.81%)   (0.28%)      6.26%     12.79%

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

   While the Fund is using leverage, the amount of the fees paid to both the Advisor and the Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Sub-Advisor on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.


                                     RISKS

GENERAL

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

RISKS ASSOCIATED WITH RECENT ADVERSE DEVELOPMENTS IN THE MORTGAGE FINANCE AND CREDIT MARKETS

   Volatile market conditions for mortgages and mortgage-related assets. The Fund's results of operations are materially affected by conditions in the markets for mortgages and mortgage-related assets, including MBS, as well as the broader financial markets and the economy generally. Beginning in the summer of 2007, significant adverse changes in financial market conditions resulted in a deleveraging of the entire global financial system and the forced sale of large quantities of mortgage-related and other financial assets. Concerns over economic recession, geopolitical issues, unemployment, the availability and cost of financing, the mortgage market and a declining real estate market contributed to increased volatility and diminished expectations for the economy and markets. As a result of these conditions, many traditional mortgage investors suffered severe losses in their residential mortgage portfolios and several major market participants failed or have been impaired, resulting in a significant contraction in market liquidity for mortgage-related assets. This illiquidity negatively affected both the terms and availability of financing for all mortgage-related assets. Increased volatility and deterioration in the markets for mortgages and mortgage-related assets as well as the broader financial markets may adversely affect the performance and market value of the Fund's MBS. If these conditions occur, institutions from which the Fund seeks financing for the Fund's investments may tighten their lending standards or become insolvent, which could make it more difficult for the Fund to obtain financing on favorable terms or at all. Adverse developments in the broader residential mortgage market may adversely affect the value of the assets in which the Fund invests.

   Since the summer of 2007, the residential mortgage market in the United States experienced a variety of difficulties and changed economic conditions, including defaults, credit losses and liquidity concerns. Certain commercial banks, investment banks and insurance companies have announced extensive losses from exposure to the residential mortgage market. These losses have reduced financial industry capital, leading to reduced liquidity for some institutions. These factors have impacted investor perception of the risk associated with MBS in which the Fund invests. As a result, values for MBS in which the Fund invests have experienced a certain amount of volatility. Further increased volatility and deterioration in the broader residential mortgage and MBS markets may adversely affect the performance and market value of the Fund's investments.

   Laws and regulations affecting the relationship between FNMA and FHLMC and the U.S. government. Due to increased market concerns about FNMA and FHLMC's ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the U.S. government, in July 2008, Congress passed the Housing and Economic Recovery Act of 2008, or the "HERA." Among other things, the HERA established the Federal Housing Finance Agency, or the "FHFA", which has broad regulatory powers over FNMA and FHLMC. In September 2008, the FHFA placed FNMA and FHLMC into conservatorship and, together with the Treasury, established a program designed to boost investor confidence in FNMA's and FHLMC's debt and MBS. As the conservator of FNMA and FHLMC, the FHFA controls and directs the operations of FNMA and FHLMC and may (1) take over the assets of and operate FNMA and FHLMC with all the powers of the shareholders, the directors and the officers of FNMA and FHLMC and conduct all business of FNMA and FHLMC; (2) collect all obligations and money due to FNMA and FHLMC; (3) perform all functions of FNMA and FHLMC which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of FNMA and FHLMC; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

   Although the Treasury has committed capital to FNMA and FHLMC, there can be no assurance that these actions will be adequate for their needs. If these actions are inadequate, FNMA and FHLMC could continue to suffer losses and could fail to honor their guarantees and other obligations. The future roles of FNMA and FHLMC could be significantly reduced and the nature of their guarantees could be considerably diminished. Any changes to the nature of the guarantees provided by FNMA and FHLMC could redefine what constitutes MBS and could have broad adverse market implications.

   The problems faced by FNMA and FHLMC resulting in their being placed into federal conservatorship have stirred debate among some federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. Following expiration of the current authorization, each of FNMA and FHLMC could be dissolved and the U.S. government could determine to stop providing liquidity support of any kind to the mortgage market. The future roles of FNMA and FHLMC could be significantly reduced and the nature of their guarantee obligations could be considerably limited relative to historical measurements. Any changes to the nature of their guarantee obligations could redefine what constitutes a MBS and could have broad adverse implications for the market and the Fund's investment objectives and strategy. If FNMA or FHLMC were eliminated, or their structures were to change radically (i.e., limitation or removal of the guarantee obligation), the Fund may be unable to acquire additional MBS and the Fund's existing MBS could be materially and adversely impacted.

   The Fund could be negatively affected in a number of ways depending on the manner in which related events unfold for FNMA and FHLMC. The Fund relies on the Fund's MBS as collateral for the Fund's financings under the Fund's repurchase agreements. Any decline in their value, or perceived market uncertainty about their value, would make it more difficult for the Fund to obtain financing on acceptable terms or at all, or to maintain the Fund's compliance with the terms of any financing transactions. Further, the current credit support provided by the Treasury to FNMA and FHLMC, and any additional credit support it may provide in the future, could have the effect of lowering the interest rates the Fund expects to receive from MBS, thereby tightening the spread between the interest the Fund earns on the Fund's MBS and the cost of financing those assets. A reduction in the supply of MBS could also negatively affect the pricing of MBS by reducing the spread between the interest the Fund earns on the Fund's portfolio of MBS and the Fund's cost of financing that portfolio.

   As indicated above, recent legislation has changed the relationship between FNMA and FHLMC and the U.S. government and requires FNMA and FHLMC to reduce the amount of mortgage loans they own or for which they provide guarantees on MBS. Future legislation could further change the relationship between FNMA and FHLMC and the U.S. government, and could also nationalize or eliminate such entities entirely. Any law affecting these government-sponsored enterprises may create market uncertainty and have the effect of reducing the actual or perceived credit quality of securities issued or guaranteed by FNMA or FHLMC. As a result, such laws could increase the risk of loss on investments in MBS guaranteed by FNMA and/or FHLMC. It also is possible that such laws could adversely impact the market for such securities and spreads at which they trade. All of the foregoing could materially and adversely affect the Fund's business, operations and financial condition.

   Mortgage loan modification programs, future legislative action and changes in the requirements necessary to qualify for refinancing a mortgage with FNMA, FHLMC or GNMA. Over the past few years, the U.S. government, through the Federal Housing Administration ("FHA"), and the Federal Deposit Insurance Corporation (the "FDIC"), implemented programs designed to provide homeowners with assistance in avoiding residential mortgage loan foreclosures, including the Hope for Homeowners Act of 2008 and the Home Affordable Refinance Program, which allowed certain distressed borrowers to refinance their mortgages into FHA-insured loans. The programs may also involve, among other things, the modification of mortgage loans to reduce the principal amount of the loans and/or the rate of interest payable on the loans, or to extend the payment terms of the loans. Members of the U.S. Congress have indicated support for additional legislative relief for homeowners, including an amendment of the bankruptcy laws to permit the modification of mortgage loans in bankruptcy proceedings. These loan modification programs, future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans, as well as changes in the requirements necessary to qualify for refinancing a mortgage with FNMA, FHLMC or GNMA may adversely affect the value of, and the returns on, the Fund's MBS. Depending on whether or not the Fund purchased an instrument at a premium or discount, the yield the Fund receives may be positively or negatively impacted by any modification. To the extent these and other economic stabilization or stimulus efforts are successful in increasing prepayment speeds for residential mortgage loans, such as those in MBS, that could potentially harm the Fund's income and operating results, particularly in connection with loans or MBS purchased at a premium or the Fund's IO securities.

   Scrutiny of the practices of entities involved in the origination or servicing of mortgage loans underlying MBS. Recently, allegations have been made that entities involved in the origination or servicing of mortgage loans underlying MBS submitted fraudulent documents in foreclosure proceedings or committed other errors related to the origination and servicing of such mortgage loans. The allegations are the subject of various lawsuits and investigations by various state governmental authorities. If the entities involved in the origination or servicing of mortgage loans underlying MBS did not or do not follow all applicable law and regulation, and undertake prudent servicing practices as required by the applicable MBS documents, investors in the MBS may incur losses related to such mortgage loans or suffer a delay in receiving the payments related to the mortgage loans.

   Actions of the U.S. government, Federal Reserve and Treasury to stabilize financial markets. In response to the financial issues affecting the banking system and the financial markets and going concern threats to investment banks and other financial institutions, the U.S. government, the Federal Reserve, the Treasury and other governmental and regulatory bodies have taken action to attempt to stabilize the financial markets. Significant measures include the enactment of the Economic Stabilization Act of 2008, to, among other things, establish the Troubled Asset Relief Program; the enactment of the HERA, which established a new regulator for FNMA and FHLMC; the establishment of the Term Asset-Backed Securities Loan Facility, under which the Federal Reserve Bank of New York made non-recourse loans to borrowers to fund their purchase of eligible assets; and the establishment of the Public Private Investment Program, which aimed to recreate a market for specific illiquid residential and commercial loans and securities through a number of joint public and private investment funds.

   It is not possible to predict how recent U.S. government actions will impact the financial markets, including current significant levels of volatility, or the Fund's current or future investments. To the extent the market does not respond favorably to these initiatives or they do not function as intended, the Fund's business may not receive any benefits from this legislation. In addition, the U.S. government, Federal Reserve, Treasury and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. The Fund cannot predict whether or when such actions may occur, and such actions could have a dramatic impact on the Fund's business, results of operations and financial condition.

   There can be no assurance that recent U.S. government actions will have a beneficial impact on the financial markets, including on current levels of volatility. To the extent the market does not respond favorably to these initiatives or these initiatives do not function as intended, the Fund's business may not receive the anticipated positive impact from the legislation. There can also be no assurance that the Fund will be eligible to participate in any programs established by the U.S. government or, if the Fund is eligible, that the Fund will be able to utilize them successfully or at all. In addition, because the programs are designed, in part, to provide liquidity to restart the market for certain of the Fund's targeted assets, the establishment of these programs may result in increased competition for attractive opportunities in the Fund's targeted assets. It is also possible that the Fund's competitors may utilize the programs which would provide them with attractive debt and equity capital funding from the U.S. government. In addition, the U.S. government, the Federal Reserve, the Treasury and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. The Fund cannot predict whether or when such actions may occur, and such actions could have a dramatic impact on the Fund's business, results of operations and financial condition.

   Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), signed into law by President Obama on July 21, 2010, regarding, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations.

   Further, the Dodd-Frank Act created the Financial Stability Oversight Council ("FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities" whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System ("Federal Reserve"). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.

   The implementation of the Dodd-Frank Act could also adversely affect the Advisor, the Sub-Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's, the Sub-Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor, the Sub-Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor, the Sub-Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

INVESTMENT AND MARKET RISK

   An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

MANAGEMENT RISK

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the Sub-Advisor apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

POTENTIAL CONFLICTS OF INTEREST RISK

   First Trust Advisors, Brookfield and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Brookfield may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, First Trust Advisors, Brookfield and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Brookfield and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Brookfield which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by First Trust Advisors, Brookfield and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Brookfield may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

CREDIT RISK

   Credit risk is the risk that one or more securities in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The Fund currently holds securities which were investment grade quality at the time of purchase but are currently rated below investment grade.

   Beginning in 2008, the Fund increased the portion of its Managed Assets invested in subordinated classes of MBS, Non-Agency RMBS and Stripped Mortgage-Back Securities, which the Sub-Advisor deemed to have attractive risk adjusted returns at the time of such investments. Such classes may be subject to a greater degree of non-payment risk. In addition, under certain market conditions, the market for subordinated classes of MBS in which the Fund invests may not be as liquid as the market for other fixed-income securities.

EXCISE TAX RISK

   A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For the fiscal years ended October 31, 2009, 2010 and 2011, the Fund paid taxes in the amount of $105,778, $224,558 and $235,612, respectively. There can be no assurance of the Fund's excise tax liability in future reporting periods or whether any such taxes will be higher or lower than in prior periods. See "Tax Matters" and "Federal Income Tax Matters" in the accompanying SAI.

ILLIQUID/RESTRICTED SECURITIES RISK

   The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities. However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitations set forth above. The Sub-Advisor, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid (that is, not readily marketable) and thus subject to the Fund's limit of investing no more than 10% of its Managed Assets in illiquid securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. In addition, regulatory actions and other events affecting changes to the market conditions for mortgages and mortgage-related assets could, in the future, adversely affect the liquidity of the Fund's portfolio securities after the time of initial investment. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Sub-Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

PREPAYMENT RISK

   MBS are backed by pools of mortgage loans. The Fund receives payments from the payments that are made on these underlying mortgage loans. If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on the MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities.

   Prepayment rates generally increase when interest rates fall and decrease when interest rates rise, but changes in prepayment rates are difficult to predict. Prepayment rates also may be affected by conditions in the housing and financial markets, general economic conditions and the relative interest rates on fixed-rate and adjustable-rate mortgage loans. Moreover, the U.S. government efforts to encourage refinancings of mortgage loans may substantially effect prepayment rates.

   The Fund may also invest in MBS which are IO securities and PO securities. As of April 30, 2012, 13.32% of the Fund's Managed Assets were invested in IO or
PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

   The Fund may also acquire MBS that are less affected by prepayments. For example, CMOs divide a pool of mortgage loans into multiple tranches that allow for shifting of prepayment risks from slower-paying tranches to faster-paying tranches. This is in contrast to pass-through or pay-through MBS, where all investors share equally in all payments, including all prepayments. While the Fund seeks to minimize prepayment risk to the extent practical, the Fund must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

REINVESTMENT RISK

   Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

INTEREST RATE RISK

   Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Under current market conditions, the Fund primarily invests in securities that pay a fixed rate of return, therefore the NAV and market price of the Common Shares will tend to decline if the market interest rates applicable to such investments were to rise. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels. In addition, the Fund may purchase MBS that have a higher interest rate than the market interest rate at the time. In exchange for this higher interest rate, the Fund will be required to pay a premium over the redemption value to acquire the security.

   An increase in the interest payments on the Fund's Borrowings or dividends on Preferred Shares relative to the interest it earns on its investment securities may adversely affect the Fund's profitability. The Fund earns money based upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its Borrowings or dividend payments it must make on its Preferred Shares.

   The Fund relies primarily on short-term Borrowings to acquire investment securities with long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability. Some of the investment securities the Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as:

   o LIBOR. The interest rate that banks in London offer for deposits in London of U.S. dollars.

   o Treasury Rate. A monthly or weekly average yield of benchmark U.S. Treasury securities, as published by the Federal Reserve Board.

   o CD Rate. The weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Federal Reserve Board.

   These indices generally reflect short-term interest rates.

   The interest rates on the Fund's Borrowings and dividend rates on its Preferred Shares similarly vary with changes in an objective index. Nevertheless, the interest rates on the Fund's Borrowings and dividend rates on its Preferred Shares generally adjust more frequently than the interest rates on its adjustable-rate investment securities. In a period of rising interest rates, the Fund could experience a decrease in net income or a net loss because the interest rates on its Borrowings and dividend rates on its Preferred Shares adjust faster than the interest rates on its adjustable-rate investment securities.

   In a period of rising interest rates, the Fund's interest and dividend payments could increase while the interest it earns on its fixed-rate MBS would not change. This would adversely affect the Fund's profitability.

   While the majority of the Fund's investments may consist of fixed-rate investment securities, the Fund may also invest in adjustable-rate MBS. The Fund may acquire adjustable-rate investment securities, which typically are subject to periodic and lifetime interest rate caps. Periodic interest rate caps limit the amount an interest rate can increase during any given period. Lifetime interest rate caps limit the amount an interest rate can increase through maturity of an investment security. The Fund's Borrowings and Preferred Shares, if any, are not subject to similar restrictions. Accordingly, in a period of rapidly increasing interest rates, the Fund could experience a decrease in net income or experience a net loss because the interest rates on its Borrowings and Preferred Shares could increase without limitation while the interest rates on its adjustable-rate investment securities would be limited by caps. The Fund may also invest in MBS whose interest rates move in a direction opposite to the changes in the designated index.

FLOATING RATE CMOS/INVERSE FLOATING RATE CMOS RISK

   The Fund may invest in tranches of CMOs which have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. In a falling interest rate environment, coupon rates on floating rate CMOs will generally fall, adversely affecting the amount of income received by the Fund as well as the value of the security. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage situation. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.

TAX RISK RELATING TO INVESTMENTS IN CERTAIN REMICS

   The Fund may acquire residual interests in REMICs. The Fund may be taxable at the highest corporate income tax rate on a portion of the income arising from a residual interest in a REMIC that is allocable to the percentage of the Fund's Common Shares held by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from unrelated business taxable income. Because this tax would be imposed on the Fund, all of the Fund's investors, including investors that are not disqualified organizations, would bear a portion of the tax cost associated with the Fund's investment in a residual interest in a REMIC. See "Tax Matters."

   In addition, if the Fund realizes excess inclusion income and allocates it to Common Shareholders, this income cannot be offset by net operating losses of the Common Shareholders. If the Common Shareholder is a tax-exempt entity and not a disqualified organization, then this income would be fully taxable as unrelated business taxable income under Section 512 of the Code. If the Common Shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty.

BOND MARKET RISK

   The yield spreads of the Fund's portfolio securities, or yield differentials between the Fund's portfolio securities and Treasury securities with comparable maturities, may widen, causing the value of the Fund's portfolio securities to underperform Treasury securities. The amount of public information available about the MBS and Other MBS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Sub-Advisor than if the Fund were a stock fund or a corporate bond fund.

ECONOMIC SECTOR RISK

   Under normal market conditions, the Fund fully invests in Agency MBS, Non-Agency RMBS, CMBS or Other MBS. This may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate, and increase the potential for fluctuation in the NAV of the Fund's Common Shares. See "Risks--Risks Associated with Recent Adverse Developments in the Mortgage Finance and Credit Markets" for a more detailed description of economic, political and regulatory events affecting the MBS in which the Fund invests.

INFLATION RISK

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders.

U.S. GOVERNMENT SECURITIES RISK

   U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.


ASSET-BACKED SECURITIES RISK

   Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

MARKET DISCOUNT FROM NET ASSET VALUE

    The Fund's common shares have been publicly traded since May 25, 2005 and have traded both at a premium and at a discount relative to NAV. There is no assurance that any premium of the public offering price for the Common Shares over NAV with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

LEVERAGE RISK

   The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets. However, the Fund, under normal circumstances, utilizes leverage in an amount up to 33-1/3% of the Fund's Managed Assets. The Fund currently leverages its assets through the use of reverse repurchase agreements. Reverse repurchase agreements, Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The Fund may leverage its assets for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

   o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

   o the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

   o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

   o when the Fund uses leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage.

   The Sub-Advisor, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

   The funds borrowed pursuant to a leverage borrowing program (such as a reverse repurchase agreement, credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

STRATEGIC TRANSACTIONS RISK

   Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.

   In order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements or to manage overall duration of the portfolio, the Sub-Advisor currently anticipates that the Fund will enter into interest rate Strategic Transactions, such as interest rate swaps, with the effect of fixing net borrowing costs for longer periods of time. The value of the Fund's interest rate swaps could increase or decrease, with a corresponding impact on the NAV of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decrease, and could result in a decrease in the Fund's NAV. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could adversely affect the NAV of the Common Shares.

   Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund maintains, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   The Fund may, to a lesser extent, purchase or sell credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

   Although the Fund may seek to realize gains by writing credit default swaps that increase in value, to realize gains on writing credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. If no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, writing credit default swaps may not be profitable for the Fund.

   The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty's credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. As of the date of this prospectus, credit default swaps are not currently traded on any securities exchange, however certain credit defaults swaps may be cleared through swaps clearing houses. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

PORTFOLIO TURNOVER RISK

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended October 31, 2011, portfolio turnover was approximately 47%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend for U.S. federal tax income purposes to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Tax Matters."

MARKET DISRUPTION RISK

   Ongoing U.S. military action and related events throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. The Fund cannot predict the effects of such events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

CERTAIN AFFILIATIONS

   Certain broker-dealers may be considered to be affiliated persons of the Fund or First Trust Advisors. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

SECONDARY MARKET FOR THE FUND'S SHARES

   The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Fund's Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. There are five trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for supervising the Sub-Advisor. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $56 billion in assets which it managed or supervised as of April 30, 2012.

   First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests in various entities. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor.

   For additional information concerning First Trust Advisors, including a description of the services provided, see "Investment Advisor" in the SAI.

SUB-ADVISOR

   Brookfield, which is a registered investment advisor, is the sub-advisor to the Fund. Brookfield is a Delaware corporation organized in 1989 and is headquartered in New York, New York, with additional offices and investment teams in Chicago, Boston, London and Toronto. Brookfield is a global investment manager focused on specialized equity and fixed-income securities investments.

Brookfield's clients include pension plans, foundations and endowments, insurance companies, financial institutions, mutual funds, closed-end funds and structured products. As of April 30, 2012, Brookfield had approximately $16 billion in assets under management. Brookfield is a subsidiary of BAM, a global asset manager focused on property, power and other infrastructure assets and with approximately $150 billion in assets under management as of April 30, 2012.

   The following is a brief description of the background of the key management personnel of Brookfield. Anthony Breaks and Chris Wu are responsible for portfolio management decisions for the Fund.

   Mr. Breaks is a portfolio manager on the Securitized Products Investment Team at Brookfield. Mr. Breaks is one of four team leaders in MBS and asset-backed securities. Mr. Breaks joined Brookfield in 2002.

   Mr. Wu is a portfolio manager on the Securitized Products Investment Team at Brookfield focusing on Agency MBS. Mr. Wu joined Brookfield in 2007.

   Prior to April 29, 2011, FIDAC served as the sub-advisor to the Fund and managed the Fund's portfolio subject to First Trust Advisors' supervision. On January 11, 2011, FIDAC submitted its notice of resignation as sub-advisor to the Fund effective April 30, 2011. Effective April 29, 2011, the Board of Trustees appointed Brookfield as sub-advisor pursuant to an interim sub-advisory agreement, and effective July 25, 2011, the shareholders voted to approve a new investment sub-advisory agreement for the Fund with Brookfield.

   The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

   For additional information concerning Brookfield, including a description of the services provided, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement between the Advisor and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.00% of Managed Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred, commercial paper or notes issued by the
Fund).

   In addition to the management fee, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   The Sub-Advisor receives a portfolio management fee at the annual rate of ..50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 23.5% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.31% of net assets attributable to Common Shares. See "Summary of Fund Expenses."

                                NET ASSET VALUE

   The NAV of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and all Borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

   The Fund's portfolio securities and other assets is valued daily in accordance with valuation procedures adopted by the Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are stated at the mean between the last reported bid and asked prices. The Fund values MBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect NAV, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

   Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

   o  the fundamental business data relating to the issuer;

   o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

   o  the type, size and cost of the security;

   o  the financial statements of the issuer;

   o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

   o  the information as to any transactions in or offers for the security;

   o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

   o  the coupon payments;

   o the quality, value and saleability of collateral, if any, securing the security;

   o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

   o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

   o  other relevant factors.


                                 DISTRIBUTIONS

   The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute to Common Shareholders monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. The Fund expects that all or a portion of any capital gains will be distributed at least annually.

   Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                           DIVIDEND REINVESTMENT PLAN

   If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, BNY Mellon Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (U.S.) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

   (1) If the common shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per common share on that date or (ii) 95% of the market price on that date.

   (2) If common shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                              PLAN OF DISTRIBUTION

   The Fund may sell the Common Shares being offered under this prospectus in any one or more of the following ways:

   o  directly to purchasers;

   o  through agents;

   o  to or through underwriters; or

   o  through dealers.

   The Fund may distribute the Common Shares from time to time in one or more transactions at:

   o  a fixed price or prices, which may be changed;

   o  market prices prevailing at the time of sale;

   o  prices related to prevailing market prices; or

   o  negotiated prices.

   The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

   If any underwriters or agents are utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the prospectus supplement relating to such offering their names and the terms of the Fund's agreement with them.

   If a dealer is utilized in the sale of Common Shares in respect of which this prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

   The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

   Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

   In order to facilitate the offering of the Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of the Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, the Common Shares or any such other Common Shares in the open market. Finally, in any offering of the Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

   The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this prospectus and the applicable prospectus supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of stock, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or other offering materials (or a post-effective amendment).

   The Fund or one of the Fund's affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell the Common Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our Common Shares or in connection with a simultaneous offering of other Common Shares offered by this prospectus or otherwise.

   The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

   Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.


                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of April 30, 2012, the Fund had 4,079,981 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

   The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange under the trading or "ticker" symbol "FMY."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DESCRIPTION OF BORROWINGS

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may use reverse repurchase agreements or issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such Borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any borrowing will likely be ranked equal to all other existing and future Borrowings of the Fund.

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund solely by reason of being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of a majority of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the shares entitled to vote.

   Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


       STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN FUND
                                   STRUCTURE

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to NAV per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   In recognition of the possibility that the common shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from NAV that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from NAV of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to Borrowings and limitations on seniority within the Fund's capital structure if the Fund has other Borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

   Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of

Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at NAV plus a sales load.

                                  TAX MATTERS

   This section and the discussion in the SAI summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation or the tax consequences to you if you are a bank or a financial institution, an insurance company, a dealer in securities, a non-U.S. shareholder, a tax-exempt or tax-deferred plan, account or entity, a shareholder that is subject to the alternative minimum tax or a shareholder that holds its shares as or in a hedge against currency risk, constructive sale or a conversion transaction or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under Subchapter M of the Code. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its net income as required under the Code, the Fund generally will not be subject to federal income or excise taxes. A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account for the portion of the calendar year after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

   Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits and are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at ordinary tax rates, but, as further discussed below, if the Fund holds equity securities, under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" and subsequent extensions of certain provisions contained therein (the "Tax Act"), certain ordinary income distributions received by non-corporate shareholders from the Fund may be taxed at reduced tax rates equal to those applicable to net capital gains but this amount is not expected to be significant. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, to the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be taxable to you. To the extent such distributions exceed your tax basis, they will generally constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

   If You Sell Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Any loss realized upon a taxable disposition of the shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for most property with a holding period more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

   Pursuant to the Tax Act, if the Fund holds certain equity securities, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same rates that apply to net capital gain (as discussed above), but only if certain holding period and other requirements are satisfied by both the Fund and the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund generally does not expect to generate qualifying dividends eligible for taxation at capital gains tax rates.

   Medicare Tax. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Foreign Investors. If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of Common Shares.

   In addition, distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. After December 31, 2014, withholding may also be imposed on the gross proceeds of a sale of shares by such entities.

   Certain Investments in REMICs. If the Fund acquires a residual interest in a REMIC, the Fund may realize excess inclusion income. Excess inclusion income is an amount, with respect to any calendar quarter, equal to the excess, if any, of
(i) the taxable income of the REMIC allocable to the holder of a residual interest in a REMIC during such calendar quarter over (ii) the sum of amounts allocated to each day in the calendar quarter equal to its ratable portion of the product of (a) the adjusted issue price of the interest at the beginning of the quarter multiplied by (b) 120% of the long term federal rate (determined on the basis of compounding at the close of each calendar quarter and properly adjusted for the length of such quarter). Excess inclusion income generated by a residual interest in a REMIC would be allocated among the holders of the Fund, generally in a manner set forth under the applicable Treasury regulations. A shareholder's share of any excess inclusion income: (i) could not be offset by net operating losses of a shareholder; (ii) would be subject to tax as unrelated business taxable income to a tax-exempt holder; (iii) would be subject to the application of the U.S. federal income tax withholding (without reduction pursuant to any otherwise applicable income tax treaty) with respect to amounts allocable to non-U.S. shareholders; and (iv) would be taxable (at the highest corporate tax rates) to the Fund, rather than the Fund's shareholders, to the extent allocable to shares held by disqualified organizations (generally, tax-exempt entities not subject to unrelated business income tax, including governmental organizations).

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.


                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon ("Custodian"), One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.06% of the Fund's first $250 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
Use of Proceeds ..........................................................    1
Investment Objectives ....................................................    1
Investment Restrictions ..................................................    2
Investment Policies and Techniques .......................................    4
Additional Information About the Fund's Investments and
   Investment Risks ......................................................   11
Other Investment Policies and Techniques .................................   18
Management of the Fund ...................................................   26
Investment Advisor .......................................................   39
Sub-Advisor ..............................................................   41
Proxy Voting Policies and Procedures .....................................   45
Portfolio Transactions and Brokerage .....................................   45
Description of Shares ....................................................   47
Certain Provisions in the Declaration of Trust and By-Laws................   49
Repurchase of Fund Shares; Conversion to Open-End Fund ...................   52
Federal Income Tax Matters ...............................................   54
Performance Related and Comparative Information ..........................   60
Independent Registered Public Accounting Firm ............................   63
Custodian, Administrator and Transfer Agent ..............................   63
Additional Information ...................................................   63
Financial Statements and Report of Independent Registered Public
   Accounting Firm .......................................................  F-1
Appendix A -- Description of Ratings .....................................  A-1
Appendix B -- Brookfield Investment Management Inc. Portfolio Proxy
              Voting Policies and Procedures .............................. B-1

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                                                            PAGE

Prospectus Summary.........................................................   1

Summary of Fund Expenses...................................................  17

Financial Highlights.......................................................  18

Market and Net Asset Value Information.....................................  19

The Fund...................................................................  20

Use of Proceeds............................................................  20

The Fund's Investments.....................................................  20

Use of Leverage............................................................  25

Risks......................................................................  28

Management of the Fund.....................................................  40

Net Asset Value............................................................  41

Distributions..............................................................  42

Dividend Reinvestment Plan.................................................  43

Plan of Distribution.......................................................  44

Description of Shares......................................................  45

Certain Provisions in the Declaration of Trust and By-Laws.................  47

Structure of the Fund; Common Share Repurchases and Change in
   Fund Structure..........................................................  48

Tax Matters................................................................  50

Custodian, Administrator and Transfer Agent................................  52

Legal Opinions.............................................................  52


--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND


                         UP TO 1,000,000 COMMON SHARES



--------------------------------------------------------------------------------
                             PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                 JUNE 21, 2012

                        FIRST TRUST MORTGAGE INCOME FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Mortgage Income Fund (the "Fund") is a closed-end, diversified management investment company.

      This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to 1,600,000 common shares of beneficial interest in the Fund in one or more offerings (the "Common Shares"). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated June 15, 2012 (the "Prospectus") and any related prospectus supplement. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus and any prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange under the symbol "FMY."

      This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus and any prospectus supplement prior to purchasing such Common Shares. A copy of the Fund's Prospectus and any prospectus supplement may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). As used in this Statement of Additional Information, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by the Prospectus and any prospectus supplement and the holders of the common shares are called "common shareholders." Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any prospectus supplement.

      This Statement of Additional Information is dated June 15, 2012.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

USE OF PROCEEDS................................................................1


INVESTMENT OBJECTIVES..........................................................1


INVESTMENT RESTRICTIONS........................................................2


INVESTMENT POLICIES AND TECHNIQUES.............................................4


ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
   RISKS......................................................................11


OTHER INVESTMENT POLICIES AND TECHNIQUES......................................18


MANAGEMENT OF THE FUND........................................................26


INVESTMENT ADVISOR............................................................39


SUB-ADVISOR...................................................................41


PROXY VOTING POLICIES AND PROCEDURES..........................................45


PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................45


DESCRIPTION OF SHARES.........................................................47


CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS....................49


REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND........................52


FEDERAL INCOME TAX MATTERS....................................................54


PERFORMANCE RELATED AND COMPARATIVE INFORMATION...............................60


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................63

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT...................................63


ADDITIONAL INFORMATION........................................................63


FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM....................................................F-1

APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1

APPENDIX B - BROOKFIELD INVESTMENT MANAGEMENT INC. PORTFOLIO PROXY
  VOTING POLICIES AND PROCEDURES.............................................B-1

                                USE OF PROCEEDS

      The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to the Prospectus and any prospectus supplement in accordance with the Fund's investment objectives and policies as stated below or for other general corporate purposes.

      Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds of this offering will be invested in cash or cash equivalents.

                             INVESTMENT OBJECTIVES

      Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital.

      The Fund pursues its objectives by investing primarily in mortgage-backed securities representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities or commercial mortgage-backed securities. Collectively, agency mortgage pass-through certificates, agency collateralized mortgage obligations, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and non-agency commercial mortgage-backed securities are referred to as "MBS."

      Under normal market conditions, the Fund invests at least 80% of its Managed Assets in MBS. In addition, the Fund may invest up to 20% of its Managed Assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its Managed Assets in other mortgage-related assets that are secured by pools of assets that represent interests in real estate.

      "Managed Assets" means the gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (defined below), if any, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any reverse repurchase agreements, other borrowings or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of preferred shares of beneficial interest ("Preferred Shares") is not treated as a liability. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

            1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

            2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to issuers of mortgage-backed securities or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;

            3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

            4. Issue senior securities, as defined in the 1940 Act, other than:
      (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 set forth above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

            5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

            6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

            7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

            8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

      For the purpose of applying the limitation set forth in subparagraph 2 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund's Board of Trustees ("Board of Trustees").

      Under normal market conditions, the Fund invests at least 80% of its Managed Assets in MBS. In addition, the Fund may invest up to 20% of its Managed Assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its Managed Assets in other mortgage-related assets that are secured by pools of assets that represent interests in real estate. Prior to March 1, 2012, the Fund, as a non-fundamental policy, invested all of its Managed Assets in securities that at the time of investment were investment grade quality and rated within the three highest investment grades by at least one nationally recognized statistical rating organization ("NRSRO") or were unrated but judged to be of comparable quality by the Sub-Advisor. On April 18, 2011, the Board of Trustees approved a change to the Fund's investment strategy. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. Pursuant to these procedures, effective March 1, 2012, the Fund may invest up to 25% of its Managed Assets in securities that at the time of investment are rated below "A" by a NRSRO or are unrated but judged to be of comparable quality by the Sub-Advisor. In the event that a given security receives a split rating at the time of investment, the Fund will treat the security as being rated in the highest category received from an NRSRO.

      The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Fund may not purchase securities of listed companies for the purpose of exercising control.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

      The Fund's portfolio is composed principally of the following investments:

      Under normal market conditions, the Fund invests at least 80% of its Managed Assets in MBS. In addition, the Fund may invest up to 20% of its Managed Assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its Managed Assets in Other MBS. Under normal market conditions, the Fund is fully invested in Agency MBS, Non-Agency RMBS, CMBS and Other MBS.

      Prior to March 1, 2012, the Fund, as a non-fundamental policy, invested all of its Managed Assets in securities that at the time of investment were investment grade quality and which were:

      o issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

      o rated within the three highest investment grades by at least one NRSRO (A/A2 or better by Moody's, S&P or Fitch); or

      o     unrated but judged to be of comparable quality by the Sub-Advisor.

      Effective March 1, 2012, the Fund may invest up to 25% of its Managed Assets in securities that at the time of investment are rated below "A" by a NRSRO or are unrated but judged to be of comparable quality by the Sub-Advisor. In the event that a given security receives a split rating at the time of investment, the Fund will treat the security as being rated in the highest category received from an NRSRO.

      The MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund does not invest in corporate bonds, other than those primarily secured by interests in real estate.

      The Fund attempts to reduce portfolio prepayment and credit risk by investing in MBS, such as certain Non-Agency RMBS, whose returns may be enhanced by faster prepayments, and also by investing in MBS, such as certain Agency MBS, whose returns may be enhanced by slower prepayments. The Fund may invest a portion of its Managed Assets in subordinated classes of MBS, including Non-Agency RMBS and CMBS.

      The discussion below describes the principal categories of securities in which the Fund invests.

      Agency MBS. Agency MBS are securities that represent participations in, are secured by or are payable from, mortgage loans secured by real residential property. Agency MBS include the following:

            Agency Mortgage Pass-through Certificates. The agency mortgage pass-through certificates in which the Fund invests include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

            These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders.

            GNMA is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to payment of all amounts that may be required to be paid under GNMA's guaranty. FNMA and FHLMC were formed as federally chartered and privately owned corporations created pursuant to the Federal National Mortgage Association Charter Act of 1938 and the Emergency Home Finance Act of 1970, respectively. The obligations of FNMA and FHLMC were obligations solely of those respective corporations, and were not historically deemed to be backed by the full faith and credit of the U.S. government.

            Subsequent to June 30, 2008, there were increased market concerns about FNMA and FHLMC's ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the U.S. government. In September 2008, FNMA and FHLMC were placed into the conservatorship of the Federal Housing Finance Agency, or FHFA, their federal regulator, pursuant to its powers under The Federal Housing Finance Regulatory Reform Act of 2008, a part of the Housing and Economic Recovery Act of 2008. As the conservator of FNMA and FHLMC, the FHFA controls and directs the operations of FNMA and FHLMC and may (i) take over the assets of and operate FNMA and FHLMC with all the powers of the shareholders, the directors and the officers of FNMA and FHLMC and conduct all business of FNMA and FHLMC; (ii) collect all obligations and money due to FNMA and FHLMC; (iii) perform all functions of FNMA and FHLMC which are consistent with the conservator's appointment; (iv) preserve and conserve the assets and property of FNMA and FHLMC; and (v) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

            In addition to FHFA becoming the conservator of FNMA and FHLMC, the Treasury and FHFA entered into Preferred Stock Purchase Agreements (PSPAs) between the Treasury and FNMA and FHLMC pursuant to which the Treasury will ensure that each of FNMA and FHLMC maintains a positive net worth. On December 24, 2009, the U.S. Treasury amended the terms of the U.S. Treasury's PSPAs with FNMA and FHLMC to remove the $200 billion per institution limit established under the PSPAs until the end of 2012. The U.S. Treasury also amended the PSPAs with respect to the requirements for FNMA and FHLMC to reduce their portfolios.

            Agency Collateralized Mortgage Obligations ("Agency CMOs"). Agency CMOs are debt obligations issued by GNMA, FNMA or FHLMC. CMOs are backed by mortgage pass-through certificates (discussed above) and are evidenced by a series of bonds or certificates issued in multiple "classes." The principal and interest on the underlying mortgage assets may be allocated among the several classes of a series of CMOs in many ways.

            In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several tranches of a series of a CMO in many ways. As a result of this allocation process, certain tranches of a CMO may have more predictable cash flows, while the cash flows of other tranches may be less predictable. CMO tranches with less predictable cash flows will generally exhibit more volatile market prices and yields. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable interest rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.

            Agency CMOs issued after 1991 have generally elected to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). A Non-Agency issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

      Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities ("Stripped Mortgage-Backed Securities"). Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of securities, known as an interest-only or IO security, and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      Non-Agency RMBS. Non-Agency RMBS are debt obligations issued by private originators or issuers in residential mortgage loans. Non-Agency RMBS generally are issued as CMOs, and are backed by pools of whole mortgage loans or by mortgage pass-through certificates.

      Non-Agency RMBS generally are securitized in senior/subordinated structures, or structured with one or more of the types of credit enhancement described below under "Credit Support." In senior/subordinated structures, the senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. See

"Additional Information about the Fund's Investments and Investment Risks" for more information.

      CMBS. CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

      Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

      Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

      Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

      CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

      Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, overcollateralization and the equity in the underlying properties.

      Other MBS. Other MBS, which will be mortgage-related assets, are collateralized by pools of assets such as home equity loans and lines of credit. Other MBS include pools of loans generally secured by property and other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise businesses. Other MBS include securities secured by second liens on residential property, commonly referred to as "home equity loans" and "home equity lines-of-credit."

      Credit Support. Many of the Non-Agency RMBS, CMBS and Other MBS in which the Fund invests are issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors. In senior/subordinated structures, Non-Agency RMBS, CMBS and Other MBS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

      U.S. Government Securities. U.S. government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Obligations of agencies and instrumentalities of the U.S. government often are not backed by the full faith and credit of the U.S. government.

      Illiquid/Restricted Securities. The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitations set forth above.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Advisor or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

      Cash and cash equivalents are defined to include, without limitation, the following:

            1. Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

            2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

            3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

            5. The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

            7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

REINVESTMENT RISK

      Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

INTEREST RATE RISK

      Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Under current market conditions, the Fund will primarily invest in securities that pay a fixed rate of return, therefore the NAV and market price of the Common Shares will tend to decline if the market interest rates applicable to such investments were to rise. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Market interest rates in the United States currently are near historically low levels.

      An increase in the interest payments on the Fund's borrowings relative to the interest it earns on its investment securities may adversely affect the Fund's profitability. The Fund earns money based upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its borrowings.

      The Fund relies primarily on short-term borrowings to acquire investment securities with long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability. Some of the investment securities the Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as:

      o LIBOR. The interest rate that banks in London offer for deposits in London of U.S. dollars.

      o Treasury Rate. A monthly or weekly average yield of benchmark U.S. Treasury securities, as published by the Federal Reserve Board.

      o CD Rate. The weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Federal Reserve Board.

STRATEGIC TRANSACTIONS RISK

      The Fund may use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. The Fund expects to primarily use interest rate derivative transactions such as swaps, caps, floors or collars, total rate of return swap transactions and, to a lesser extent, credit derivative transactions. These strategic transactions will be entered into to generate income or to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

      A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of derivative transactions. The Fund will incur brokerage and other costs in connection with its derivative transactions.

      Congress has recently passed the Restoring American Financial Stability Act of 2010 (the "Financial Stability Act"). The Financial Stability Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation may impact or restrict the Fund's ability to use certain Strategic Transactions.

      Interest Rate Transactions. The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the ability of the Sub-Advisor to predict correctly the direction and extent of movements in interest rates.

      Although the Fund believes that the use of the derivative transactions described above will benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because the Fund intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the net exposure under a derivative instrument or the notional value of a derivative instrument (depending on the applicable segregation requirements pursuant to interpretations of the SEC and SEC staff) or enter into offsetting positions in respect of derivative instruments, the Sub-Advisor and the Fund believe these hedging transactions do not constitute senior securities. Certain of the derivative instruments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If the Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations, and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      Credit Default Swap Transactions. The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

      The Fund may invest in credit default swap transactions, including credit linked notes (described below). The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records, the use of credit default swap transactions could then be considered a senior security. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical delivery settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

      The Fund also may purchase credit default swap contracts in an attempt to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

            1. Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Sub-Advisor to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

            2. Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

            3. Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

            4. Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

            5. Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

            6. Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

      The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Advisor and the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

      General Description of Other Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. Other derivative instruments that may be utilized by the Fund for hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts").

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

      General Limitations on Futures and Options Transactions. The Fund relies on a CFTC rule which provides for an exclusion for the Fund from the definition of Commodity Pool Operator ("CPO"). The Advisor has also relied on another CFTC rule which provides an exclusion from the definition of Commodity Trading Advisor ("CTA") for persons which are excluded from the CPO definition as described above and whose commodity interest advisory activities are solely incidental to the operation of the Fund. As a result of these exclusions, neither the Advisor nor the Fund have been subject to registration or regulation as a CTA or CPO, as applicable. However, the CFTC has adopted rule amendments which would require operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the SEC. The rule amendments limit transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. Upon the effective compliance date of the amended rules, the Advisor intends to either claim an exclusion from the definition of a CPO with respect to the Fund under the amended rules or, if required, register as a CPO with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may enter into futures transactions or engage in options transactions.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. As an anticipatory hedge, the Fund may purchase put and call options on securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

BORROWINGS AND PREFERRED SHARES

      The Fund may use leverage in an aggregate amount of up to 33-1/3% of its Managed Assets. Any use of leverage by the Fund will, however, be consistent with the provisions of the 1940 Act. The Fund's current use of leverage is primarily through the use of reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

      Leverage instruments have complete priority upon distribution of assets over Common Shares. The issuance of leverage instruments leverages the Common Shares. The Fund has invested the proceeds of the repurchase agreements consistent with the Fund's investment objective and policies. Although the timing and other terms of the offering of additional leverage instruments and the terms of additional leverage instruments would be determined by the Board of Trustees, the Fund expects to invest the proceeds derived from any future leverage instrument offering in securities consistent with the Fund's investment objective and policies. If Preferred Shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Common Shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor and Sub-Advisor are calculated on the basis of the Managed Assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Advisor and Sub-Advisor is higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.

      The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

      Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P., which is the investment advisor to the Fund ("First Trust Advisors" or the "Advisor"), or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes:
Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee was elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN      OTHER
                                                  TERM OF OFFICE(2)                               THE FIRST TRUST    DIRECTORSHIPS
                             POSITION             AND YEAR FIRST                                  FUND COMPLEX       HELD BY TRUSTEE
NAME, ADDRESS AND            AND OFFICES          ELECTED OR         PRINCIPAL OCCUPATIONS        OVERSEEN BY        DURING THE
DATE OF BIRTH                WITH FUND            APPOINTED          DURING THE PAST 5 YEARS      TRUSTEE            PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
-----------------------------
James A. Bowen(1)            Chairman of the      o Class III (3)(4) Chief Executive Officer      91 Portfolios      None
120 East Liberty Drive,      Board and Trustee                       (December 2010 to Present),
  Suite 400                                                          President (prior to and
Wheaton, IL 60187                                 o 2005             including December 2005 to
D.O.B.: 09/55                                                        December 2010), First Trust
                                                                     Advisors L.P. and First
                                                                     Trust Portfolios L.P.;
                                                                     Chairman of the Board of
                                                                     Directors, BondWave LLC
                                                                     (Software Development
                                                                     Company/Investment Advisor)
                                                                     and Stonebridge Advisors
                                                                     LLC  (Investment Advisor)


                                      - 27 -


                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN      OTHER
                                                  TERM OF OFFICE(2)                               THE FIRST TRUST    DIRECTORSHIPS
                             POSITION             AND YEAR FIRST                                  FUND COMPLEX       HELD BY TRUSTEE
NAME, ADDRESS AND            AND OFFICES          ELECTED OR         PRINCIPAL OCCUPATIONS        OVERSEEN BY        DURING THE
DATE OF BIRTH                WITH FUND            APPOINTED          DURING THE PAST 5 YEARS      TRUSTEE            PAST 5 YEARS

Independent Trustees
-----------------------------
Richard E. Erickson          Trustee              o Class II (3)(4)  Physician; President,        91 Portfolios      None
c/o First Trust Advisors                                             Wheaton Orthopedics;
L.P.                                                                 Co-owner and Co-Director
120 East Liberty Drive,                           o 2005             (January 1996 to May 2007),
  Suite 400                                                          Sports Med Center for
Wheaton, IL 60187                                                    Fitness; Limited Partner,
D.O.B.: 04/51                                                        Gundersen Real Estate
                                                                     Limited Partnership;
                                                                     Member, Sportsmed LLC

Thomas R. Kadlec             Trustee              o Class II (3)(4)  President (March 2010        91 Portfolios      Director of
c/o First Trust Advisors                                             to Present), Senior                             ADM Investor
L.P.                                              o 2005             Vice President and                              Services, Inc.
120 East Liberty Drive,                                              Chief Financial                                 and ADM
  Suite 400                                                          Officer (May 2007                               Investor
Wheaton, IL 60187                                                    to March 2010),                                 Services
D.O.B.: 11/57                                                        Vice President                                  International
                                                                     and Chief Financial Officer
                                                                     (1990 to
                                                                     May 2007), ADM
                                                                     Investor Services, Inc.
                                                                     (Futures Commission
                                                                     Merchant)

Robert F. Keith              Trustee              o Class I (3)(4)   President (2003 to           91 Portfolios      Director of
c/o First Trust Advisors                                             Present), Hibs Enterprises                      Trust Company
L.P.                                              o June 12, 2006    (Financial and Management                       of Illinois
120 East Liberty Drive,                                              Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson              Trustee              o Class III (3)(4) President (June 2002 to      91 Portfolios      Director of
c/o First Trust Advisors                                             Present), Covenant College                      Covenant
L.P.                                              o 2005                                                             Transport Inc.
120 East Liberty Drive,
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Fund
-----------------------------
Mark R. Bradley              President and Chief  o Indefinite term  Chief Financial Officer      N/A                N/A
120 East Liberty Drive       Executive Officer                       and Chief Operating Officer
  Suite 400                                       o 2012             (December 2010 to Present),
Wheaton, IL 60187                                                    First Trust Advisors L.P.
D.O.B.: 11/57                                                        and First Trust Portfolios
                                                                     L.P.; Chief Financial
                                                                     Officer, BondWave LLC
                                                                     (Software Development
                                                                     Company/Investment Advisor)
                                                                     and Stonebridge Advisors
                                                                     LLC (Investment Advisor)


                                     - 28 -

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN      OTHER
                                                  TERM OF OFFICE(2)                               THE FIRST TRUST    DIRECTORSHIPS
                             POSITION             AND YEAR FIRST                                  FUND COMPLEX       HELD BY TRUSTEE
NAME, ADDRESS AND            AND OFFICES          ELECTED OR         PRINCIPAL OCCUPATIONS        OVERSEEN BY        DURING THE
DATE OF BIRTH                WITH FUND            APPOINTED          DURING THE PAST 5 YEARS      TRUSTEE            PAST 5 YEARS

Erin E. Chapman              Assistant Secretary  o Indefinite term  Assistant General Counsel    N/A                N/A
120 East Liberty Drive                                               (October 2007 to Present),
  Suite 400                                       o 2009             Associate Counsel (March
Wheaton, IL 60187                                                    2006 to October 2007),
D.O.B.: 08/76                                                        First Trust Advisors L.P.;
                                                                     Associate Attorney
                                                                     (November 2003 to March
                                                                     2006) Doyle & Bolotin, Ltd.

James M. Dykas               Treasurer, Chief     o Indefinite term  Controller (January 2011     N/A                N/A
120 East Liberty Drive       Financial Officer                       to Present), Senior Vice
  Suite 400                  and Chief            o 2012             President (April 2007 to
Wheaton, IL 60187            Accounting Officer                      Present), Vice President
D.O.B.: 01/66                                                        (January 2005 to April
                                                                     2007), First Trust Advisors
                                                                     L.P. and First Trust
                                                                     Portfolios L.P.

Christopher R. Fallow        Assistant Vice       o Indefinite term  Assistant Vice President     N/A                N/A
120 East Liberty Drive       President                               (August 2006 to Present),
  Suite 400                                       o Since Fund       Associate (January 2005 to
Wheaton, IL 60187                                   Inception        August 2006), First Trust
D.O.B.: 04/79                                                        Advisors L.P. and First
                                                                     Trust Portfolios L.P.

Rosanne Gatta                Assistant Secretary  o Indefinite Term  Board Liaison Associate      N/A                N/A
120 East Liberty Drive                                               (July 2010 to Present),
  Suite 400                                       o 2011             First Trust Advisors L.P.
Wheaton, IL  60187                                                   and First Trust Portfolios
D.O.B.: 07/55                                                        L.P., Assistant Vice
                                                                     President (February 2001 to
                                                                     July 2010), PNC Global
                                                                     Investment Servicing

W. Scott Jardine             Secretary            o Indefinite term  General Counsel, First       N/A                N/A
120 East Liberty Drive                                               Trust Advisors L.P.,
  Suite 400                                       o Since Fund       First Trust Portfolios L.P.
Wheaton, IL 60187                                   Inception        and BondWave LLC
D.O.B.: 05/60                                                        (Software Development
                                                                     Company/Investment
                                                                     Advisor); Secretary of
                                                                     Stonebridge Advisors LLC
                                                                     (Investment Advisor)

Daniel J. Lindquist          Vice President       o Indefinite term  Senior Vice President        N/A                N/A
120 East Liberty Drive                                               (September 2005 to
  Suite 400                                       o Since Fund       Present), Vice President
Wheaton, IL 60187                                   Inception        (April 2004 to September
D.O.B.: 02/70                                                        2005), First Trust Advisors
                                                                     L.P. and First Trust
                                                                     Portfolios L.P.


                                     - 29 -

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN      OTHER
                                                  TERM OF OFFICE(2)                               THE FIRST TRUST    DIRECTORSHIPS
                             POSITION             AND YEAR FIRST                                  FUND COMPLEX       HELD BY TRUSTEE
NAME, ADDRESS AND            AND OFFICES          ELECTED OR         PRINCIPAL OCCUPATIONS        OVERSEEN BY        DURING THE
DATE OF BIRTH                WITH FUND            APPOINTED          DURING THE PAST 5 YEARS      TRUSTEE            PAST 5 YEARS

Coleen D. Lynch              Assistant Vice       o Indefinite term  Assistant Vice President     N/A                N/A
120 East Liberty Drive       President                               (January 2008 to Present),
  Suite 400                                       o 2008             First Trust Advisors L.P.
Wheaton, IL 60187                                                    and First Trust Portfolios
D.O.B.: 07/58                                                        L.P.; Vice President (May
                                                                     1998 to January 2008), Van
                                                                     Kampen Asset Management and
                                                                     Morgan Stanley Investment
                                                                     Management

Kristi A. Maher              Assistant Secretary  o Indefinite term  Deputy General Counsel (May  N/A                N/A
120 East Liberty Drive       and Chief                               2007 to Present), Assistant
  Suite 400                  Compliance Officer   o Assistant        General Counsel (March 2004
Wheaton, IL 60187                                   Secretary since  to May 2007), First Trust
D.O.B.: 12/66                                       Fund Inception   Advisors L.P. and First
                                                    and CCO since    Trust Portfolios L.P.
                                                    2011

--------------------


(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, investment advisor of the Fund.

(2) Officer positions with the Fund have an indefinite term. Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund. Mr. Bradley previously served as Treasurer, Chief Financial Officer and Chief Accounting Officer and Mr. Dykas previously served as Assistant Treasurer.

(3) Currently, Robert F. Keith, as a Class I Trustee, is serving a term until the Fund's 2014 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term until the Fund's 2012 annual meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term until the Fund's 2013 annual meeting.

(4) Each Trustee has served in such capacity since the Fund's inception except for Robert F. Keith, who was elected in June 2006.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Defined Portfolio Fund, LLC, open-end funds with two and eight portfolios, respectively, advised by First Trust Advisors; First Trust Energy Infrastructure Fund, First Trust High Income Long/Short Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Global Equity Dividend Fund, First Trust Global Resource Solution Fund, First Trust Strategic Allocation Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 69 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher R. Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. Mr. Fallow serves as Assistant Vice President of all the closed-end funds and the First Trust Series Fund only.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of each Fund and, prior to the election of Mark R. Bradley which, as noted above, became effective on January 23, 2012, also served as the Chief Executive Officer and President of each Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term or until his successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the activities of the First Trust Funds, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review the performance of the First Trust Funds. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Keith and Mr. Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held 9 meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board of Trustees has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held 4 meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held 3 meetings.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the

Audit Committee. Messrs. Kadlec and Keith have been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. During the last fiscal year, the Audit Committee held 8 meetings.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents.

      Not all risks that may affect the Fund can be identified nor can control be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since 2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and Chairman of the Audit Committee (2010 - 2011) and currently serves as Chairman of the Nominating and Governance Committee (since 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee (since 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and as Lead Independent Trustee (2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since 2012) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, each initial Trustee was elected for an initial term of one, two or three years depending on the class. Subsequently, the Trustees in each class are elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Until January 1, 2012, each trust in the First Trust Fund Complex paid each Independent Trustee an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Mr. Nielson was paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec was paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Dr. Erickson was paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Keith was paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. This annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex.

      Effective January 1, 2012, each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the chairman of the Audit Committee is paid $10,000 annually, and each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and Interested Trustee receive no compensation from the Fund for acting in such capacities.

      The following table sets forth compensation paid by the Fund during the Fund's last fiscal year to each of the Independent Trustees and total compensation paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund has no employees. Its officers are compensated by First Trust Advisors.

                       AGGREGATE COMPENSATION        TOTAL COMPENSATION FROM
NAME OF TRUSTEE           FROM THE FUND(1)       THE FIRST TRUST FUND COMPLEX(2)
Richard E. Erickson          $9,569.29                     $177,025.00
Thomas R. Kadlec             $9,663.76                     $178,750.00
Robert F. Keith              $9,569.29                     $177,025.00
Niel B. Nielson             $10,149.58                     $187,706.86

--------------------

(1) The compensation paid by the Fund to the Independent Trustees for the last fiscal year for services to the Fund.

(2) The total estimated compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Trust Series Fund and the First Defined Portfolio Fund, LLC, open-end funds (with two and eight portfolios, respectively), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Global Equity Dividend Fund, the First Trust Global Resource Solution Fund, the First Trust Strategic Allocation Fund, the First Trust Strategic High Income Fund II, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Active Dividend Income Fund, the First Trust High Income Long/Short Fund and the First Trust Energy Infrastructure Fund.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2011:

                                                  AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                                             ALL REGISTERED INVESTMENT COMPANIES
                         DOLLAR RANGE OF         OVERSEEN BY TRUSTEE IN THE
                        EQUITY SECURITIES                FIRST TRUST
TRUSTEE                    IN THE FUND                  FUND COMPLEX
James A. Bowen                None                   $50,001 - $100,000
Richard E. Erickson           None                      Over $100,000
Thomas R. Kadlec              None                      Over $100,000
Robert F. Keith               None                      Over $100,000
Niel B. Nielson               None                      Over $100,000

      As of December 31, 2011, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of December 31, 2011, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of the Fund.

CONTROL PERSONS

      To the knowledge of the Fund, as of January 31, 2012, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. Information as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of January 31, 2012. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Common Shares of beneficial interest listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control.

                                                                            PERCENT              NUMBER OF
                        SHAREHOLDER AND ADDRESS                            OWNERSHIP            SHARES HELD
                        -----------------------                            ---------            -----------

Charles Schwab & Co., Inc.
2423 E. Lincoln Drive
Phoenix, AZ 85016                                                               5.58%              227,343

First Clearing, LLC
One North Jefferson Street
St. Louis, MO 63101                                                            10.25%              417,778

Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor
Jersey City, NJ 07302                                                           7.18%              292,848

National Financial Services LLC
200 Liberty Street
New York, NY 10281                                                             19.83%              808,170

The Northern Trust Company
801 S. Canal Street
Chicago, IL 60607                                                               6.44%              262,698

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399                                                           6.66%              271,646

TD Ameritrade Clearing, Inc.
1005 N. Ameritrade Place
Bellevue, NE 68005                                                              5.16%              210,342

Sit Investment Associates, Inc.(1)
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402                                                          12.85%              519,791

(1) Information is according to Amendment No. 9 to Schedule 13G filed with the SEC on January 26, 2012.


                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

      First Trust Advisors is advisor or sub-advisor to 14 mutual funds, four exchange-traded funds consisting of 69 series and 12 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and, to date, approximately $175 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

      In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Sub-Advisor receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 23.46% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.31% of net assets attributable to common shares. See "Summary of Fund Expenses" in the Fund's Prospectus.

CODE OF ETHICS

      The Fund, Advisor and Sub-Advisor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, except that Sub-Advisor personnel are not permitted to trade for their own account in mortgage-backed securities, derivatives of mortgage-backed securities or other real estate-related securities. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

                                  SUB-ADVISOR

      Brookfield Investment Management Inc., a registered investment advisor, is Sub-Advisor to the Fund. Brookfield, a Delaware corporation organized in 1989, is located at Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281, with additional offices and investment teams in Chicago, Boston, London and Toronto. Brookfield is a global investment manager focused on specialized equity and fixed-income securities investments. Brookfield's clients include pension plans, foundations and endowments, insurance companies, financial institutions, mutual funds, closed-end funds and structured products. As of April 30, 2012, Brookfield had approximately $15.56 billion in assets under management.

      Brookfield is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), a global asset manager focused on property, power and other infrastructure assets and with approximately $150 billion in assets under management as of April 30, 2012. HCM Holdings, Inc. ("HCM") is the sole shareholder of Brookfield. HCM is a wholly-owned subsidiary of Brookfield Investment Management Holdings Inc. ("Brookfield Holdings"). Brookfield Holdings is a wholly-owned subsidiary of Brookfield Longview Holdings LLC ("Brookfield Longview"). Brookfield Longview is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brookfield US Holdings Inc. Brookfield US Holdings Inc. is a wholly-owned subsidiary of BAM. BAM, an Ontario, Canada corporation, is located at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

      Prior to April 29, 2011, Fixed Income Discount Advisory Company ("FIDAC") served as the sub-advisor to the Fund and managed the Fund's portfolio subject to First Trust Advisors' supervision. On January 11, 2011, FIDAC submitted its notice of resignation as sub-advisor to the Fund effective April 30, 2011. To ensure the continuation of investment sub-advisory services to the Fund after the resignation of FIDAC as sub-advisor to the Fund, on April 18, 2011, the Board of Trustees approved Brookfield as investment sub-advisor to the Fund, replacing FIDAC. As a result, the Fund entered into an interim investment sub-advisory agreement effective as of April 29, 2011 with Brookfield and First Trust Advisors. The interim investment sub-advisory agreement remained in effect until a new sub-advisory agreement was approved by the shareholders of the Fund. The shareholders of the Fund approved the new investment sub-advisory agreement with Brookfield on July 25, 2011 (the "Sub-Advisory Agreement").

      Brookfield is responsible for the day-to-day management of the Fund's portfolio. The Fund's portfolio is managed by the co-portfolio managers, Anthony
A. Breaks and Chris Wu.

ANTHONY A. BREAKS, CFA

      Mr. Breaks is a Portfolio Manager on Brookfield's Structured Products Investment Team. He is a member of the team's securities analysis committee. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation. He has been with Brookfield since 2002.

CHRIS WU

      Mr. Wu is a Portfolio Manager on Brookfield's Structured Products Investment Team focusing on Agency MBS. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from the University of Saskatchewan. He also earned a Bachelor of Economics degree from Huazhong University of Science and Technology in China. He has been with Brookfield since 2007.

      The portfolio managers also may have responsibility for the day-to-day management of accounts other than the Fund. The advisory fees received by Brookfield in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                        AS OF APRIL 30, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                          REGISTERED                            OTHER POOLED
                                          INVESTMENT                             INVESTMENT                                OTHER
                        REGISTERED         COMPANIES                              VEHICLES                               ACCOUNTS
                        INVESTMENT        SUBJECT TO           OTHER             SUBJECT TO                             SUBJECT TO
                        COMPANIES        PERFORMANCE-         POOLED            PERFORMANCE-                           PERFORMANCE-
                       (OTHER THAN           BASED          INVESTMENT             BASED               OTHER               BASED
PORTFOLIO MANAGER       THE FUND)        ADVISORY FEES       VEHICLES          ADVISORY FEES          ACCOUNTS         ADVISORY FEES
-----------------  --------------------  -------------  -------------------  ------------------  --------------------  -------------
Anthony A. Breaks  Number: 1             Number: 0      Number: 0            Number: 0           Number: 2             Number: 0
                   Assets: $135 million  Assets: $0     Assets: $0           Assets: $0          Assets: $443 million  Assets: $0
-----------------  --------------------  -------------  -------------------  ------------------  --------------------  -------------
Chris Wu           Number: 0             Number: 0      Number: 0            Number: 0           Number: 0             Number: 0
                   Assets: $0            Assets: $0     Assets: $0           Assets: $0          Assets: $0            Assets: $0
-----------------  --------------------  -------------  -------------------  ------------------  --------------------  -------------

      As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund. Fees earned by Brookfield may vary among these accounts. Such management of other accounts could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. Brookfield has procedures designed and implemented to ensure that all accounts are treated fairly and equally, and to prevent these conflicts from influencing the allocation of investment opportunities among clients.

      Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with Brookfield's clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

      The compensation structure of Brookfield's portfolio managers and other investment professionals has four primary components:

      o     A base salary,

      o     An annual cash bonus,

      o If applicable, long-term compensation consisting of restricted stock units or stock options of Brookfield's ultimate parent company, Brookfield Asset Management Inc., and

      o If applicable, long-term compensation consisting of restricted stock units in the private funds managed by the investment professional.

      The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

      At April 30, 2012, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) any shares of the Fund, and the Sub-Advisor prohibits its personnel from purchasing shares of the Fund without preclearance from the Sub-Advisor's Chief Compliance Officer.

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      The following tables provide the advisory fee amounts the Funds paid the Advisor and the sub-advisory fee amounts that were payable by the Advisor to Brookfield (since April 29, 2011), and to FIDAC (prior to April 29, 2011) for the last three fiscal years. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

------------------------------------------------------------------------------------------------------------------
                                                Sub-Advisory Fees
------------------------------------------------------------------------------------------------------------------
                                        10/31/09                    10/31/10                    10/31/11
------------------------------ --------------------------- --------------------------- ---------------------------
Gross Advisory Fees Paid to             $917,411                    $970,212                    $975,055
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Advisory Fees Waived by                    $0                          $0                          $0
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Sub-Advisory Fees Paid to               $458,706                    $485,106               $487,527 (including
Brookfield and/or FIDAC(1)                                                                  $234,451 to FIDAC
                                                                                             and $253,076 to
                                                                                               Brookfield)
------------------------------ --------------------------- --------------------------- ---------------------------
Net Advisory Fees                       $458,705                    $485,106                    $487,528
------------------------------------------------------------------------------------------------------------------

--------------------

(1) Sub-advisory fees were payable to FIDAC prior to April 29, 2011 and to Brookfield since April 29, 2011.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Advisor, First Trust Advisors, the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days written notice to the Sub-Advisor. The Sub-Advisory Agreement has been approved by a majority of the Independent Trustees of the Fund and the shareholders of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board of Trustees has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Portfolio Proxy Voting Policies and Procedures of the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended October 31 will be available: (i) without charge, upon request, by calling (800) 621-1675;

(ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the trustees in their sole discretion, without shareholder vote. The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the trustees in their sole discretion) or rights to cumulative voting in the election of trustees.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

BORROWINGS

      The Declaration authorizes the Fund, without prior approval of the shareholders of Common Shares, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund borrows primarily using reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund effectively pledges its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have "asset coverage" of at least 300% (33 1/3 of Managed Assets). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Fund or its shareholders, for any act, omission, or obligation of the Fund. A present or former Trustee, officer or employee of the Fund is not liable to the Fund or its shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

      The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except as provided in the Declaration. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of a majority of the Trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration relating to the election and removal of Trustees may be amended only by vote of two-thirds of shareholders entitled to vote.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization; (3) a sale, lease or exchange of all or substantially all of the Fund's assets; (4) in certain circumstances, a termination of the Fund; (5) removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items
(1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees.

      As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if two-thirds of the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

      The Declaration of Trust contains certain requirements for bringing derivative actions, including the requirement that prior to bringing a derivative action, a demand must first be made on the Trustees.

      Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. In addition, any service fees incurred in connection with any tender offer made by the fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Fund's common shares trade below net asset value, the trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board of Trustee's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the New York Stock Exchange. Any preferred shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                           FEDERAL INCOME TAX MATTERS

      The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

GENERAL

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including without limitation, banks or financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, shareholders that are subject to the alternative minimum tax or shareholders that holds their shares as or in a hedge against currency risk, constructive sale or a conversion transaction. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. In addition, this discussion does not address state, local or foreign tax consequences. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay U.S. federal net income tax on income and capital gains distributed to its shareholders.

      Subject to certain exceptions for de minimis failures and reasonable cause, to qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income generally are taxable to a shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the "Jobs and Growth Tax Relief Reconciliation Act of 2003" and subsequent extensions of certain provisions contained therein (the "Tax Act"), if the Fund holds certain equity securities, certain ordinary income distributions that are designated by the Fund and received from the Fund by non-corporate shareholders may be taxed at lower tax rates applicable to net capital gains, provided certain holding period and other requirements are satisfied by both the fund and the shareholder and provided the dividends are attributable to "qualified dividend income" received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund generally does not expect to generate significant amounts of qualified dividend income eligible for the lower tax rates.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced by substantially identical shares (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN CERTAIN REMIC INTERESTS

      If the Fund acquires a residual interest in a REMIC, the Fund may realize excess inclusion income. Excess inclusion income is an amount, with respect to any calendar quarter, equal to the excess, if any, of (i) the taxable income of the REMIC allocable to the holder of a residual interest in a REMIC during such calendar quarter over (ii) the sum of amounts allocated to each day in the calendar quarter equal to its ratable portion of the product of (a) the adjusted issue price of the interest at the beginning of the quarter multiplied by (b) 120% of the long term federal rate (determined on the basis of compounding at the close of each calendar quarter and properly adjusted for the length of such quarter). Excess inclusion income generated by a residual interest in a REMIC would be allocated among the holders of the Fund, generally in a manner set forth under the applicable Treasury regulations. A stockholder's share of any excess inclusion income: (i) could not be offset by net operating losses of a stockholder; (ii) would be subject to tax as unrelated business taxable income to a tax-exempt holder; (iii) would be subject to the application of the U.S. federal income tax withholding (without reduction pursuant to any otherwise applicable income tax treaty) with respect to amounts allocable to non-U.S. stockholders; and (iv) would be taxable (at the highest corporate tax rates) to the Fund, rather than the Fund's stockholders, to the extent allocable to shares held by disqualified organizations (generally, tax-exempt entities not subject to unrelated business income tax, including governmental organizations).

MEDICARE TAX
      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

      Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      FATCA Withholding. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after December 31, 2013, to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons. Similarly, dispositions of shares in the Fund made after December 31, 2014 by non-U.S. person that are "financial institutions" may be subject to withholding on the gross proceeds of the sale unless such an agreement is in place between the financial institution and the U.S. Treasury. For these purpose, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engage (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2013, may also be subject to a withholding tax of 30% if the non-U.S. entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Similarly, dispositions of shares in the Fund made after December 31, 2014 by non-U.S. person that are non-financial entities may be subject to withholding on the gross proceeds of the sale unless such a certification is provided.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

            ERV = P(1+T)/n/

      Where: P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

            ATV/D/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions) n = number of years
        ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

            ATV/DR/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions and redemption)
             n = number of years
       ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            Yield = 2 [( a-b/cd +1)/6/ - 1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Financial Statements of the Fund as of October 31, 2011, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc. serves as administrator and accountant for the Fund. As such, BNY Mellon Investment Servicing (US) Inc. provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's financial statements and financial highlights and the report of Deloitte & Touche LLP thereon, contained in the following documents filed by the Fund with the Commission, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information: The Fund's Annual Report for the year ended October 31, 2011 contained in the Fund's Form N-CSR filed with the Commission on January 5, 2012. A copy of such Annual Report must accompany the delivery of this Statement of Additional Information and may be obtained without charge by calling (800) 988-5891 or writing to First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

      A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

      A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)


i

      This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

      This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

pi

      Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary

      Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

   o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

   o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

   o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

   o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

      The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

unsolicited

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001. r

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated class and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody's general long-term or short-term rating sale, depending upon the intended tenor of the notes to be issued under the program.

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

              a. the selective payment default on a specific class or currency of debt;

              b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

              c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

              d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.


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      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

         o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

         o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.


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SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
      CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C
      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.


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D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

         Limitations of the Short-Term Ratings
            Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

         o The ratings do not predict a specific percentage of default likelihood over any given time period.

         o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

         o The ratings do not opine on the liquidity of the issuer's securities or stock.

         o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

         o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.



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                                   APPENDIX B

                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010


The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate

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responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee,

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considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o  these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.


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